                                                                   EXHIBIT 10.13


                             AMENDED AND RESTATED


                         MANAGEMENT SERVICES AGREEMENT


                                BY AND BETWEEN



                    NOVAMED MANAGEMENT OF KANSAS CITY, INC.

                            a Missouri corporation

                                      AND

                          HUNKELER EYE CENTERS, P.C.

                      a Missouri professional corporation



                            EFFECTIVE June 1, 1999

                               TABLE OF CONTENTS

                                                                                                       Page No.
ARTICLE I
     DEFINITIONS......................................................................................        3
     1.1      Adjustments.............................................................................        3
     1.2      Affiliate...............................................................................        3
     1.3      Ancillary Revenue.......................................................................        3
     1.4      Budget..................................................................................        3
     1.5      Business Manager........................................................................        3
     1.6      Business Manager Consent................................................................        3
     1.7      Business Manager Expense................................................................        4
     1.8      Capitation/Case Rate Revenues...........................................................        4
     1.9      Confidential Information................................................................        5
     1.10     Depository Account......................................................................        5
     1.11     Designated Allied Health Professionals..................................................        5
     1.12     Dispensary Business.....................................................................        5
     1.13     Dispensary Business Budgeted Office Expense. ...........................................        5
     1.14     Dispensary Business Budgeted Practice Expense...........................................        6
     1.15     Dispensary Business Budgeted Revenue....................................................        6
     1.16     Dispensary Business Management Fee. ....................................................        6
     1.17     Dispensary Business Monthly Fee.........................................................        6
     1.18     Dispensary Business Monthly Office Expense..............................................        6
     1.19     Dispensary Business Monthly Practice Expense............................................        6
     1.20     Dispensary Business Office Expense......................................................        6
     1.21     Dispensary Business Revenue.............................................................        6
     1.22     EyeCare Midwest.........................................................................        6
     1.23     EyeCare Midwest MSA.....................................................................        6
     1.24     GAAP....................................................................................        6
     1.25     Managed Care Contract...................................................................        6
     1.26     Management Fee..........................................................................        7
     1.27     Management Services.....................................................................        7
     1.28     Management Services Agreement...........................................................        7
     1.29     Medical Advisory Board..................................................................        7
     1.30     Medical Services........................................................................        7
     1.31     Monthly Office Expense..................................................................        7
     1.32     Monthly Practice Expense................................................................        7
     1.33     Office..................................................................................        7
     1.34     Office Expense..........................................................................        7
     1.35     Optometrist.............................................................................       10
     1.36     Original Transaction Agreements.........................................................       10
     1.37     Physician...............................................................................       10
     1.38     Physician Discretionary Expenses........................................................       10
     1.39     Physician-Employee......................................................................       10

                                                                                                       Page No.
     1.40     Physician-Shareholder....................................................................      10
     1.41     Policy Board.............................................................................      10
     1.42     Practice.................................................................................      11
     1.43     Practice Account.........................................................................      11
     1.44     Practice Consent.........................................................................      11
     1.45     Practice Expense.........................................................................      11
     1.46     Practice Territory.......................................................................      11
     1.47     Predecessor Professional Corporation.....................................................      11
     1.48     Preexisting Obligation Payments..........................................................      11
     1.49     Principal Services.......................................................................      11
     1.50     Principal Services Budgeted Office Expense. .............................................      12
     1.51     Principal Services Budgeted Practice Expense.............................................      12
     1.52     Principal Services Budgeted Revenue......................................................      12
     1.53     Principal Services Management Fee........................................................      12
     1.54     Principal Services Monthly Fee...........................................................      12
     1.55     Principal Services Monthly Office Expense................................................      12
     1.56     Principal Services Monthly Practice Expense..............................................      12
     1.57     Principal Services Office Expense........................................................      12
     1.58     Principal Services Revenue...............................................................      12
     1.59     Professional Services Revenue............................................................      12
     1.60     Regional Practices.......................................................................      12
     1.61     Representatives..........................................................................      12
     1.62     Stark Act................................................................................      12
     1.63     Subcontractor Costs......................................................................      13
     1.64     Term.....................................................................................      13

ARTICLE II
     APPOINTMENT AND AUTHORITY OF BUSINESS MANAGER.....................................................      13
     2.1      Appointment..............................................................................      13
     2.2      Authority................................................................................      13
     2.3      Patient Referrals........................................................................      13
     2.4      Internal Practice Matters................................................................      14
     2.5      Practice of Medicine.....................................................................      14

ARTICLE III
     RESPONSIBILITIES OF THE POLICY BOARD
      .................................................................................................      14
     3.1      Formation and Operation of the Policy Board..............................................      14
     3.2      Duties and Responsibilities of the Policy Board..........................................      15
     3.3      Medical Decisions........................................................................      16

ARTICLE IV
     COVENANTS AND RESPONSIBILITIES OF BUSINESS MANAGER................................................      17

                                                                                                       Page No.
     4.1      Office and Equipment.....................................................................      17
     4.2      Medical Supplies.........................................................................      18
     4.3      Support Services.........................................................................      18
     4.4      Quality Assurance, Risk Management, and Utilization Review...............................      18
     4.5      Licenses and Permits.....................................................................      18
     4.6      Personnel................................................................................      19
     4.7      Contract Negotiations....................................................................      19
     4.8      Billing and Collection...................................................................      19
     4.9      Priority of Payments. ...................................................................      22
     4.10     Fiscal Matters...........................................................................      23
     4.11     Reports and Records......................................................................      25
     4.12     Recruitment of Physicians and Optometrists...............................................      25
     4.13     Confidential and Proprietary Information.................................................      25
     4.14     Insurance................................................................................      26
     4.15     Facility.................................................................................      27
     4.16     No Warranty..............................................................................      27

ARTICLE V
     COVENANTS AND RESPONSIBILITY OF PRACTICE..........................................................      28
     5.1      Organization and Operation...............................................................      28
     5.2      Practice Personnel.......................................................................      29
     5.3      Professional Standards...................................................................      30
     5.4      Medical Services.........................................................................      30
     5.5      Peer Review/Quality Assurance............................................................      31
     5.6      Confidential and Proprietary Information.................................................      31
     5.7      Noncompetition...........................................................................      32
     5.8      Name, Trademark..........................................................................      34
     5.9      Medical Advisory Board...................................................................      34
     5.10     Indemnification of Business Manager......................................................      34
     5.11     Indemnification of Practice..............................................................      35

ARTICLE VI
     FINANCIAL ARRANGEMENT.............................................................................      35
     6.1      Definitions..............................................................................      35
     6.2      Management Fee...........................................................................      38
     6.3      Reasonable Value.........................................................................      38
     6.4      Payment of Management Fee................................................................      38
     6.5      Accounts Receivable......................................................................      38
     6.6      Disputes Regarding Fees..................................................................      39

ARTICLE VII
     TERM AND TERMINATION..............................................................................      40
     7.1      Initial and Renewal Term.................................................................      40

                                                                                                       Page No.
     7.2      Termination..............................................................................      40
     7.3      Effects of Termination...................................................................      42
     7.4      Repurchase Obligation....................................................................      42
     7.5      Repurchase Option........................................................................      44
     7.6      Closing of Repurchase....................................................................      45
     7.7      Rights and Remedies......................................................................      45
     7.8      Interpretation...........................................................................      46

ARTICLE VIII
     MEDIATION AND ARBITRATION.........................................................................      46

ARTICLE IX
     MISCELLANEOUS.....................................................................................      47
     9.1      Administrative Services Only.............................................................      47
     9.2      Status of Contractor.....................................................................      47
     9.3      Notices..................................................................................      47
     9.4      Governing Law............................................................................      49
     9.5      Assignment...............................................................................      49
     9.6      Waiver of Breach.........................................................................      49
     9.7      Enforcement..............................................................................      49
     9.8      Gender and Number........................................................................      50
     9.9      Additional Assurances....................................................................      50
     9.10     Consents, Approvals, and Exercise of Discretion..........................................      50
     9.11     Force Majeure............................................................................      50
     9.12     Severability.............................................................................      50
     9.13     Divisions and Headings...................................................................      50
     9.14     Amendments and Management Services Agreement Execution...................................      51
     9.15     Entire Management Services Agreement.....................................................      51

                             AMENDED AND RESTATED
                         MANAGEMENT SERVICES AGREEMENT


     THIS AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT ("Management Services Agreement") is made and entered into effective as of June 1, 1999 (the "Effective Date"), by and between NovaMed Management of Kansas City, Inc., a Missouri corporation ("Business Manager"), and Hunkeler Eye Centers, P.C., a Missouri professional corporation ("Practice").


                                    RECITALS

     This Management Services Agreement is made with reference to the following facts:

     A. Practice is a validly existing Missouri professional corporation, formed for and engaged in the conduct of a medical practice, and the provision of medical services to the general public in and around the Kansas City metropolitan area through individual physicians who are licensed to practice medicine in the States of Missouri and Kansas and who are employed or otherwise retained by Practice.

     B. As of the Effective Date, Practice shall also be engaged in the business of selling prescription and non-prescription eyewear, contact lenses and other related optical products (the "Dispensary Business").

     C. Business Manager is a validly existing Missouri corporation which is in the business of providing physician practice management services to medical practices.

     D. In order to allow Practice to focus its energies, expertise and time on the practice of medicine and on the delivery of medical services to patients, and to delegate the business functions of its medical practice to persons with business expertise, since February 28, 1997 (the "Original Effective Date"), Business Manager has provided administrative, financial and management services to Practice pursuant to a Management Services Agreement dated February 28, 1997, as amended from time to time (the "Original HEC MSA").

     E. EyeCare Midwest, LLC ("EyeCare Midwest") is a validly existing Missouri limited liability company, formed for and engaged in the conduct of a medical and optometric practice, and the provision of medical and optometric services to the general public in and around the Kansas City metropolitan area through individual physicians and optometrists who are licensed to practice medicine and optometry, respectively, in the State of Missouri and who are employed or otherwise retained by EyeCare Midwest.

     F. Since July 25, 1998, Business Manager has provided administrative, financial and management services to EyeCare Midwest pursuant to a Management Services Agreement dated July 25, 1998 (the "EyeCare Midwest MSA").

     G. In order to facilitate, among other things: (i) a focus on growth in refractive surgery; (ii) more effective marketing; (iii) more efficient leveraging of the existing infrastructure; (iv) enhanced recruiting and hiring of physicians and other personnel; (v) further integration of subspecialists;
(vi) opportunities for intra-market acquisitions; (vii) joint managed care contracting efforts; and (viii) such other objectives as may be determined by the parties, Practice, Business Manager and EyeCare Midwest have decided to: (i) make certain physician owners/employees of EyeCare Midwest shareholders and employees of Practice, rather than owners and employees of EyeCare Midwest, by EyeCare Midwest redeeming the ownership interests of such physician owners for certain medical assets of EyeCare Midwest, which medical assets shall in turn be used to purchase stock of Practice, and by terminating the employment agreements of such physician owners with EyeCare Midwest and having such physicians execute new employment agreements with Practice of even date herewith, resulting in such physicians practicing medicine through Practice rather than EyeCare Midwest;
(ii) terminate the EyeCare Midwest MSA; (iii) have Practice and EyeCare Midwest enter into an independent contractor agreement whereby the optometrists remaining in EyeCare Midwest will provide services exclusively for and on behalf of Practice; (iv) have Practice take over the office locations of EyeCare Midwest so that from the Effective Date forward, such locations shall be Offices of Practice; and (v) amend and restate the Original HEC MSA as set forth herein to reflect the foregoing.

     H. Practice desires to continue to engage Business Manager to provide all management, administrative and business services as are necessary or appropriate for the day-to-day administration of the nonmedical aspects of Practice's medical practice, and to engage Business Manager to provide all management, administrative and business services as are necessary or appropriate for the day-to-day administration of the nonmedical aspects of the Dispensary Business, including the provision of all non-medical assets necessary or appropriate for the operation of Practice's medical practice and Dispensary Business, and Business Manager desires to continue to provide such services upon the terms and conditions hereinafter set forth.

     I. Practice and Business Manager have determined a fair market value for the services to be rendered by Business Manager and, based on this fair market value, have developed a formula for compensating Business Manager that will allow the parties to establish and continue a relationship permitting each party to devote its skills and expertise to the appropriate responsibilities and functions.

     J. Business Manager is willing to commit significant resources to Practice based upon the representation and warranty of Practice that the shareholders of Practice as of the Effective Date intend to continue to practice medicine for Practice in the Practice Territory (as hereinafter defined) during the term of this Management Services Agreement pursuant to employment agreements between Practice and each Physician-Shareholder (the "Employment Agreements").

     NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions contained herein, the parties agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     When used in this Management Services Agreement, the following terms shall have the meanings set forth below.

     1.1  Adjustments.  The term "Adjustments" shall mean any adjustments on an
          -----------
accrual basis in accordance with GAAP for uncollectible accounts, Medicare, Medicaid and other payor contractual adjustments, discounts, worker's compensation adjustments, professional courtesies and other reductions in collectible revenue. On a continual basis, Business Manager and Practice agree that Principal Services Revenue and Dispensary Business Revenue will be adjusted to cause amounts from such revenues to be stated at their net realizable value in accordance with GAAP.

     1.2  Affiliate.  The term "Affiliate" shall mean any person, firm or entity
          ---------
which directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any other person (including members of such person's family), firm or entity.

     1.3  Ancillary Revenue.  The term "Ancillary Revenue" shall mean all other
          -----------------
revenue of Practice, Physicians and Optometrists actually recorded each month (net of Adjustments) which is not Professional Services Revenue or Dispensary Business Revenue and shall include, without limitation, any revenues of Practice or its Physicians and Optometrists which are derived from professionally related activities such as expert witness fees, and any royalties, honoraria or the like from authored documents or speeches.

     1.4  Budget.  The term "Budget" shall mean an operating budget and capital
          ------
expenditure budget for each fiscal year for each of the Dispensary Business and the Principal Services, as prepared by Business Manager and adopted by Practice in accordance with Section 4.10 hereof. The mid-year Budget shall be attached hereto and incorporated herein as Exhibit 1.4. Each succeeding Budget
                                  -----------
subsequently adopted pursuant to Section 4.10 hereof shall also be incorporated herein.

     1.5  Business Manager.  The term "Business Manager" shall mean NovaMed
          ----------------
Management of Kansas City, Inc., a Missouri corporation, or any permitted successor or assign under Section 9.5 hereof.

     1.6  Business Manager Consent.  The term "Business Manager Consent" shall
          ------------------------
mean the consent granted by any of Business Manager's representatives to the Policy Board. When any provision of this Management Services Agreement requires Business Manager Consent, such consent shall not be unreasonably withheld or delayed and shall be binding on Business Manager.

     1.7  Business Manager Expense.  The term "Business Manager Expense" shall
          ------------------------
mean any expense or cost incurred by Business Manager which does not relate directly to the provision of services to Practice. Such expenses or costs shall include, without limitation:

          (a) all salaries, benefits and other direct costs (including payroll and other withholding taxes) of executive officers and management personnel of Business Manager or employees of Business Manager who devote substantially all of their time and effort to the operations of Business Manager in the aggregate rather than the operations of any particular practice affiliated with Business Manager;

          (b) the expense of using, leasing, maintaining or repairing the corporate offices of Business Manager;

          (c) the cost of capital to finance the general business obligations of Business Manager, and any costs associated with raising such capital; and

          (d) the costs of any consultants or advisors who provide services for Business Manager in connection with its business operations, such as accounting, financial and legal services, other than those services which constitute an Office Expense pursuant to Section 1.34 hereof. Except as otherwise contemplated in this Agreement, no Business Manager Expense shall be allocated to or against Practice pursuant to Article 2 or otherwise without the express written consent of the Practice.

     1.8  Capitation/Case Rate Revenues.  The term "Capitation/Case Rate
          -----------------------------
Revenues" shall mean all revenues from managed care organizations, third party payors or employers in which payments are based on a per member, case rate or other similar basis (i.e., all payments which are not based on a fee-for-service payment methodology or discounted fee-for-service reimbursement methodology) for the medical needs of a subscribing patient. Capitation/Case Rate revenues shall include any associated plan payments received, such as patient co-payments, incentive bonuses or incentive fund penalties. All Capitation/Case Rate Revenues shall be allocated in good faith on an actuarial basis as follows:

          (a) Dispensary Business Capitation.  The portion, if any, of payments
              ------------------------------
designated for Dispensary Business goods sold by Practice; Dispensary Business Capitation shall be Dispensary Business Revenue;

          (b) Professional Services Capitation.  The portion of payments
              --------------------------------
designated for physician services currently performed by Practice; Professional Services Capitation shall be Professional Services Revenues; and

          (c) Subcontractor Capitation Revenues.  The portion of payments
              ---------------------------------
designated for physicians, optometrists or other medical or optometric services that will be Subcontractor Costs (e.g., reinsurance, hospitalization, surgical facility fees, etc.), including incentive bonuses or penalties, and an estimate for incurred but not reported claims. The Policy Board shall determine how Subcontractor Capitation Revenues are accounted for under this Management Services Agreement.

Subject to the approval of the Policy Board, Business Manager shall develop and implement an appropriate allocation methodology for each Capitation/Case Rate Revenues contract.

     1.9  Confidential Information.  The term "Confidential Information" shall
          ------------------------
mean any and all financial, technical, commercial or other information of Business Manager or Practice, as appropriate (whether written or oral), including, without limitation, all information, notes, studies, patient lists and records, reports, analyses, financial statements, compilations, studies, forms, business or management methods, marketing data, fee schedules, peer review information, credentialing information, quality assurance and utilization review information, interpretations, information technology systems and programs, projections, forecasts or trade secrets of Business Manager or of Practice, as applicable, whether or not such Confidential Information is disclosed or otherwise made available to one party by the other party pursuant to this Management Services Agreement. Confidential Information shall also include the terms and provisions of this Management Services Agreement and any transactions consummated or documents executed by the parties pursuant to this Management Services Agreement. Confidential Information does not include any information that (i) is or becomes generally available to and known by the public (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party or its affiliates, advisors or Representatives); (ii) is or becomes available to the receiving party on a nonconfidential basis from a source other than the furnishing party or its affiliates, advisors or Representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the furnishing party of which the receiving party has knowledge at the time of such disclosure; or (iii) has already been developed, or is hereafter independently acquired or developed, by the receiving party without violating any confidentiality agreement with or other obligation of secrecy to the furnishing party.

     1.10 Depository Account.  The term "Depository Account" shall mean that
          ------------------
bank account selected by Business Manager, retained in Business Manager's name and over which Business Manager has sole control, and which is referred to in
Section 4.8 hereof.

     1.11 Designated Allied Health Professionals.  The term "Designated Allied
          --------------------------------------
Health Professionals" shall mean those medical professionals other than Physicians and Optometrists whose services must be rendered "incident to" a Physician's services in order to be billable under the Medicare program.

     1.12 Dispensary Business. The term "Dispensary Business" shall have the
          -------------------
meaning set forth in the Recitals hereto; provided, however, that the sale of contact lenses shall be a part of Professional Services Revenues and not Dispensary Business.

     1.13 Dispensary Business Budgeted Office Expense.  The term "Dispensary
          -------------------------------------------
Business Budgeted Office Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.14 Dispensary Business Budgeted Practice Expense.  The term "Dispensary
          ---------------------------------------------
Business Budgeted Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.15 Dispensary Business Budgeted Revenue.  The term "Dispensary Business
          ------------------------------------
Budgeted Revenue" shall have the meaning set forth in Section 6.1 hereof.

     1.16 Dispensary Business Management Fee.  The term "Dispensary Business
          ----------------------------------
Management Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.17 Dispensary Business Monthly Fee.  The term "Dispensary Business
          -------------------------------
Monthly Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.18 Dispensary Business Monthly Office Expense.  The term "Dispensary
          ------------------------------------------
Business Monthly Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.19 Dispensary Business Monthly Practice Expense.  The term "Dispensary
          --------------------------------------------
Business Monthly Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.20 Dispensary Business Office Expense.  The term "Dispensary Business
          ----------------------------------
Monthly Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.21 Dispensary Business Revenue.  The term "Dispensary Business Revenue"
          ---------------------------
shall mean all revenues of the Dispensary Business of the Practice, including revenues generated by independent contractors, recorded on an accrual basis under GAAP (net of Adjustments); provided, however, that Dispensary Business Revenue shall not include any revenues related to the sale of contact lenses.

     1.22 EyeCare Midwest.  The term "EyeCare Midwest" shall have the meaning
          ---------------
attributed thereto in the recitals of this Management Services Agreement.

     1.23 EyeCare Midwest MSA.  The term "EyeCare Midwest MSA" shall mean the
          -------------------
management services agreement dated as of July 25, 1998 by and between EyeCare Midwest and Business Manager, and which shall be terminated as of the Effective Date.

     1.24 GAAP.  The term "GAAP" shall mean generally accepted accounting
          ----
principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, statements and pronouncements of the Financial Accounting Standards Board, or other statements, practices and procedures as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of the determination.

     1.25 Managed Care Contract.  The term "Managed Care Contract" shall include
          ---------------------
any Capitation/Case Rate Revenues contract, or any contracts based on a fee-for-service payment methodology or discounted fee-for-service reimbursement methodology and other agreements with third party payors, alternative delivery systems or other purchasers of group health care services.

     1.26 Management Fee.  The term "Management Fee" shall mean the amount
          --------------
determined pursuant to Section 6.1 hereof.

     1.27 Management Services.  The term "Management Services" shall mean the
          -------------------
business, administrative and management services to be provided to Practice by Business Manager under this Agreement including, without limitation, the provision of equipment, supplies, support services, nonphysician personnel, office space, management, administration, financial recordkeeping and reporting, information systems and all other business office services necessary for the nonmedical operations of Practice.

     1.28 Management Services Agreement.  The term "Management Services
          -----------------------------
Agreement" shall mean this Amended and Restated Management Services Agreement by and between Practice and Business Manager and any amendments hereto.

     1.29 Medical Advisory Board.  The term "Medical Advisory Board" shall have
          ----------------------
the meaning set forth in Section 5.9 hereof.

     1.30 Medical Services.  The term "Medical Services" shall mean the practice
          ----------------
of ophthalmology, optometry and other related eye care services, including, without limitation, clinical research services, as provided by Practice through Physicians and Optometrists, as the case may be.

     1.31 Monthly Office Expense.  The term "Monthly Office Expense" shall have
          ----------------------
the meaning set forth in Section 6.1 hereof.

     1.32 Monthly Practice Expense.  The term "Monthly Practice Expense" shall
          ------------------------
have the meaning set forth in Section 6.1 hereof.

     1.33 Office.  The term "Office" shall mean any office spaces, clinics,
          ------
facilities or satellite facilities that Business Manager owns, leases or otherwise procures for the exclusive use of Practice, including, without limitation, any office space, clinic, facility or satellite facility that, prior to the Effective Date, was used by EyeCare Midwest.

     1.34 Office Expense.  The term "Office Expense" shall mean all expenses
          --------------
incurred by Business Manager or Practice, in accordance with GAAP, in the provision of services to Practice and the operation of the Offices. Except as specifically enumerated below, Office Expense shall not include any state or federal income tax liability of Practice or Physician-Shareholders, or any other expense that is a Practice Expense or a Business Manager Expense. Without limitation, Office Expense shall include:

          (a) the salaries, benefits and other direct costs (including payroll and other withholding taxes) of all employees of Business Manager who are either located at, devote substantially all of their time and effort to, or for which time is allocated specifically for a function to support, Practice;

          (b) the salaries, benefits and other direct costs (including payroll and other withholding taxes) of all Optometrists and Physician-Employees, including those costs associated with procuring Optometrists through an independent contractor agreement with EyeCare Midwest, but excluding the salaries, benefits and other direct costs (including payroll and other withholding taxes) of all Physician-Shareholders; provided, however, that in the event any Physician-Shareholder shall fail, for any reason, to work full time in the performance of his or her duties as described in such Physician-Shareholder's Employment Agreement for a period exceeding two (2) consecutive months, whether or not such failure (i) gives rise to termination rights pursuant to such Employment Agreement or (ii) occurs prior to or after the termination of the Initial Term (as such term is defined in Section 4.1 of such Employment Agreement) then the expenses described in this Section 1.34(b) shall thereafter be categorized as a Practice Expense, but only to the extent of the services of any Physician-Employees and/or Optometrists that are necessary to replace the revenues and productivity lost by such Physician-Shareholder's failure to work on a full-time basis, as determined by the Policy Board;

          (c) except as otherwise provided in Section 5.4, the direct or reasonably allocated costs of providing locum tenens coverage with respect to
                                        ----- ------
any Optometrists or Physician-Employees as may be necessary pursuant to Section
5.4 hereof, which costs shall include, without limitation, the salaries, benefits and other direct costs of any Physician-Employees and Optometrists retained by Practice for such purposes;

          (d) the direct or reasonably allocated reasonable costs of any employee or consultant that provides services at the direction of Business Manager, with Practice Consent, for improved performance of Practice, such as management, billings and collections, business office consultation, training, and accounting and legal services;

          (e) the direct or reasonably allocated reasonable costs and out-of-pocket expenses of Business Manager or Practice associated with the recruitment of Office personnel, Physician-Employees and Optometrists of Practice;

          (f) all reasonable and customary business insurance expenses of Practice, Physicians, Optometrists, Designated Allied Health Professionals and the Office, including, without limitation, professional and general liability insurance;

          (g) without duplication of expenses included pursuant to any other subparagraph of this Section 1.34, the expense of using, leasing, maintaining, repairing, purchasing or otherwise procuring the Office and related equipment (including any leasehold improvements), including, without limitation, any depreciation expense, any personal property taxes assessed against assets utilized for the benefit of Practice, and any and all expenses relating to the equipment listed on Exhibit 1.34(g) attached hereto and incorporated herein, but
                    ---------------
excluding any Preexisting Obligation Payments;

          (h) without duplication of expenses included pursuant to any other subparagraph of this Section 1.34, the cost of capital, whether as actual interest on indebtedness incurred on behalf of Practice or as reasonable imputed interest on capital advanced by Business Manager to finance or refinance obligations of Practice, purchase medical or nonmedical equipment, renovate the Office, or finance new ventures of Practice, but excluding any Preexisting Obligation Payments;

          (i)  the Management Fee;

          (j) the direct or reasonably allocated costs relating to sales or marketing activities or materials, including, without limitation, brochures, pamphlets, displays, direct mail, promotional materials, patient screening, network directories, signs, video and audio tapes, equipment, media, development costs and consulting services;

          (k) the direct or reasonably allocated costs of obtaining, maintaining and supporting Managed Care Contracts;

          (l) the direct or reasonably allocated costs relating to any third party service agreements for the general day-to-day operations of Office and Practice, which services shall include, without limitation, maintenance, patient transportation, janitorial, answering services, landscaping, snow removal and uniform rental;

          (m) with Practice Consent, the direct or reasonably allocated travel expenses of Business Manager associated with attending meetings, conferences or seminars primarily benefitting Practice;

          (n) the cost of medical supplies (including, without limitation, drugs, pharmaceuticals, products, substances or medical devices), office supplies, inventory (including, without limitation, inventory for the Dispensary Business) and utilities;

          (o) direct costs, not to exceed budgeted allowances, for professional dues, subscriptions, continuing medical education expenses and travel costs for continuing medical education or other business travel of Practice employees;

          (p) all direct or reasonably allocated costs relating to the operation of the Offices, including without limitation, expenses relating to utilities; and

          (q) a licensing and access fee for each Windows terminal to cover expenses relating to capital equipment and maintenance, system installation and training, telecommunications and wide area networking, installation and support of software provided by Business Manager, and support and system administration; provided, however, that capital equipment and support fees will be adjusted accordingly to the extent PCS and/or notebooks are utilized in lieu of Windows terminals; provided further that Business Manager shall have the discretion to
           -------- -------
adjust this fee annually provided that such adjustments are consistently applied by Business Manager on a company-wide basis.

     1.35 Optometrist.  The term "Optometrist" shall mean each individually
          -----------
licensed doctor of optometry who is employed or otherwise retained by or associated with Practice, each of whom shall meet at all times the qualifications described in Sections 5.2 and 5.3 hereof.

     1.36 Original Transaction Agreements. The term "Original Transaction
          -------------------------------
Agreements" shall mean collectively (i) the Agreement and Plan of Reorganization dated July 25, 1998 (the "Reorganization Agreement") by and among NovaMed Holdings Inc.. which has since been merged into and replaced by NovaMed Eyecare, Inc. ("NovaMed Parent"), Business Manager, Wiles & Moyes EyeCare Midwest, P.C., a Missouri professional corporation, f/k/a EyeCare Midwest, P.C. ("ECM-PC") and the Shareholders of ECM-PC; (ii) the Asset Purchase Agreement dated July 25, 1998 (the "Eye Care Professionals Purchase Agreement") by and among NovaMed Parent, Business Manager, Eye Care Professionals, P.C. ("Eye Care Professionals"), and the Shareholder of Eye Care Professionals; (iii) the Asset Purchase Agreement dated July 25, 1998 (the "Bennett EyeCare Purchase Agreement") by and among NovaMed Parent, Business Manager, Bennett-EyeCare Midwest Optical, L.L.C. ("Bennett EyeCare"), and the members of Bennett EyeCare (the Reorganization Agreement, the Eye Care Professionals Purchase Agreement and the Bennett EyeCare Purchase Agreement shall be referred to collectively herein as the "ECM Transaction Agreements"); and (iv) the Stock Purchase Agreement dated February 28, 1997 by and among NovaMed Parent and the then shareholders of Business Manager (the "Stock Purchase Agreement").

     1.37 Physician.  The term "Physician" shall mean each individual licensed
          ---------
to practice medicine in the States of Missouri and/or Kansas who is employed or otherwise retained by or associated with Practice, each of whom shall meet at all times the qualifications described in Sections 5.2 and 5.3 hereof.

     1.38 Physician Discretionary Expenses.  The term "Physician Discretionary
          --------------------------------
Expenses" shall mean any expenses or debt obligations of Practice or Physicians which are not included in the Budget or approved by Business Manager and shall include, without limitation, the following: accounting, consulting or legal expenses incurred by Practice without coordinating such engagement through Business Manager; professional dues, subscriptions, continuing medical education expenses and travel costs for continuing medical education in excess of budgeted allowances for such items and any equipment obtained by Practice without the approval of the Policy Board as set forth in Section 4.1(d) hereof; and other discretionary business expenses incurred directly by Physicians or Practice.

     1.39 Physician-Employee.  The term "Physician-Employee" shall mean any
          ------------------
Physician employed by Practice, but shall not include Physician-Shareholders.

     1.40 Physician-Shareholder.  The term "Physician-Shareholder" shall mean
          ---------------------
any Physician who is employed by, and an owner of, Practice.

     1.41 Policy Board.  The term "Policy Board" shall refer to the body
          ------------
responsible for developing and implementing management and administrative policies for the overall operation of the Regional Practices.

     1.42 Practice.  The term "Practice" is defined in the introductory
          --------
paragraph of this Management Services Agreement.

     1.43 Practice Account.  The term "Practice Account" shall mean that bank
          ----------------
account selected by Practice, maintained in Practice's name and over which Practice has sole control, and which is referred to in Section 4.8 hereof.

     1.44 Practice Consent.  The term "Practice Consent" shall mean the consent
          ----------------
granted by any of Practice's authorized Representatives who is not an officer or employee of Business Manager. When any provision of this Management Services Agreement requires Practice Consent, such consent shall not be unreasonably withheld or delayed and shall be binding on Practice.

     1.45 Practice Expense.  The term "Practice Expense" shall mean an expense
          ----------------
incurred by Business Manager or Practice and for which Practice, and not Business Manager, is financially liable. Practice Expense shall include, without limitation, such items as Preexisting Obligation Payments, Physician Discretionary Expenses, salaries, benefits and other direct costs of all Physician-Shareholders (including, without limitation, any severance payments or other obligations due and owing from Practice to any terminated Physician-Shareholders), any costs of providing locum tenens coverage designated as a
                                      ----- ------
Practice Expense pursuant to Section 5.4 hereof, and any other expenses incurred by Practice and Physician-Shareholders which are not in the Budget or are in excess of budgeted allowances.

     1.46 Practice Territory.  The term "Practice Territory" shall mean the
          ------------------
counties of Jackson, Clay and Platte in Missouri, and Johnson, Wyandotte and Leavenworth in Kansas.

     1.47 Predecessor Professional Corporation.  The term "Predecessor
          ------------------------------------
Professional Corporation" shall mean Hunkeler Eye Centers, P.C., the entity, the shares of which were exchanged pursuant to the Stock Purchase Agreement, that was the predecessor in interest to Practice.

     1.48 Preexisting Obligation Payments.  The term "Preexisting Obligation
          -------------------------------
Payments" shall mean (i) the expense for principal and interest amortization of debt obligations of Practice or any Physician-Shareholders that were not assumed by Business Manager under the Original Transaction Agreements which existed prior to the execution of this Management Services Agreement and (ii) lease payments and other costs relating to any outstanding debt, obligations or liabilities of Practice or any Physician-Shareholder that were not assumed by Business Manager under the Original Transaction Agreements which existed prior to the execution of this Management Services Agreement, and which include, without limitation, the items set forth on Exhibit 1.48 attached hereto and
                                           ------------
incorporated herein.

     1.49 Principal Services.  The term "Principal Services" shall mean all
          ------------------
services performed by or on behalf of Practice which generate Professional Services Revenues or Ancillary Revenues.

     1.50 Principal Services Budgeted Office Expense.  The term "Principal
          ------------------------------------------
Services Budgeted Office Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.51 Principal Services Budgeted Practice Expense.  The term "Principal
          --------------------------------------------
Services Budgeted Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.52 Principal Services Budgeted Revenue.  The term "Principal Services
          -----------------------------------
Budgeted Revenue" shall have the meaning set forth in Section 6.1 hereof.

     1.53 Principal Services Management Fee.  The term "Principal Services
          ---------------------------------
Management Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.54 Principal Services Monthly Fee.  The term "Principal Services Monthly
          ------------------------------
Fee" shall have the meaning set forth in Section 6.1 hereof.

     1.55 Principal Services Monthly Office Expense.  The term "Principal
          -----------------------------------------
Services Monthly Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.56 Principal Services Monthly Practice Expense.  The term "Principal
          -------------------------------------------
Services Monthly Practice Expense" shall have the meaning set forth in Section
6.1 hereof.

     1.57 Principal Services Office Expense.  The term "Principal Services
          ---------------------------------
Office Expense" shall have the meaning set forth in Section 6.1 hereof.

     1.58 Principal Services Revenue.  The term "Principal Services Revenue"
          --------------------------
shall mean the sum of Professional Services Revenue and Ancillary Revenue.

     1.59 Professional Services Revenue.  The term "Professional Services
          -----------------------------
Revenue" shall mean the sum of: (i) all professional fees actually recorded each month on an accrual basis under GAAP (net of Adjustments) as a result of Medical Services and related health care services rendered by Physicians, Optometrists and Designated Allied Health Professionals, whether rendered in an outpatient or inpatient setting, which fees shall include any revenues related to the sale of contact lenses, as well as customary professional fees for the fitting of contact lenses; (ii) all fees relating to the performance of clinical research services; and (iii) Professional Services Capitation allocated to Professional Services Revenue.

     1.60 Regional Practices.  The term "Regional Practices" is defined in
          ------------------
Section 3.1(a) hereof.

     1.61 Representatives.  The term "Representatives" shall mean a party's
          ---------------
officers, directors, managers, employees, or other agents or representatives.

     1.62 Stark Act.  The term "Stark Act" shall refer to Section 1877 of the
          ---------
Social Security Act.

     1.63 Subcontractor Costs.  The term "Subcontractor Costs" shall mean the
          -------------------
amounts payable to third parties for providing goods or medical services for Capitation/Case Rate Revenues contracts.

     1.64 Term.  The term "Term" shall mean the initial term and any renewal
          ----
terms of this Management Services Agreement as described in Section 7.1 hereof.


                                  ARTICLE II
                 APPOINTMENT AND AUTHORITY OF BUSINESS MANAGER

     2.1  Appointment.  Practice hereby appoints Business Manager as its sole
          -----------
and exclusive agent for the management and administration of the business functions and business affairs of the medical practice, including the optical dispensaries of, and the clinical research services performed by, Practice, and Business Manager hereby accepts such appointment, subject at all times to the terms and conditions of this Management Services Agreement.

     2.2  Authority.  Consistent with the provisions of this Management Services
          ---------
Agreement, Business Manager shall have the responsibility and commensurate authority to provide Management Services to Practice. Subject to the terms and conditions of this Management Services Agreement, Practice expressly authorizes Business Manager to provide the Management Services in any manner Business Manager deems appropriate to meet the day-to-day requirements of the business functions of Practice. In connection with Business Manager's provision of Management Services, Practice also expressly authorizes Business Manager to negotiate and execute on behalf of Practice any and all contracts related to the provision of such Management Services; provided, however that, subject to
Section 4.7 hereof, Business Manager shall have no authority to negotiate and execute on behalf of Practice contracts that relate specifically to the provision of Medical Services. The parties acknowledge and agree that Practice, through its Physicians, shall be responsible for and shall have complete authority, responsibility, supervision and control over the provision of all Medical Services and other professional health care services performed for patients, and that all diagnoses, treatments, procedures and other professional health care services shall be provided and performed exclusively by or under the supervision of Physicians in such manner as such Physicians, in their sole discretion, deem appropriate. Business Manager shall have and exercise absolutely no control or supervision over the provision of Medical Services. Except as provided in Section 4.7 hereof, with respect to any agreement relating specifically to Medical Services, and subject to the approval of the Policy Board pursuant to Section 3.2(e), Practice shall, to the extent commercially practicable, give Business Manager and the Policy Board thirty (30) days' prior notice of Practice's intent to execute any such agreement obligating Practice to perform Medical Services or otherwise creating a binding legal obligation on Practice to perform Medical Services.

     2.3  Patient Referrals.  Business Manager and Practice agree that the
          -----------------
benefits afforded either party hereunder are not payment for, and are not in any way contingent upon the referral, admission or any other arrangement for, the provision of any item or service offered by Business Manager or Practice.

     2.4  Internal Practice Matters.  Except as otherwise provided herein,
          -------------------------
matters involving the internal governance, control or finances of Practice, including specifically the allocation of professional income among Physician-Shareholders, Physician-Employees and Optometrists of Practice, and tax and investment planning, shall remain the sole responsibility of Practice, Physician-Shareholders, Physician-Employees and Optometrists.

     2.5  Practice of Medicine.  The parties acknowledge that Business Manager
          --------------------
is not authorized or qualified to engage in any activity that may be construed or deemed to constitute the practice of medicine. To the extent that any act or service required to be performed by Business Manager hereunder should be construed by a court of competent jurisdiction or by the Board of Medical Examiners of the States of Missouri and/or Kansas to constitute the practice of medicine, Business Manager's requirement to perform that act or service shall be deemed waived and unenforceable.


                                  ARTICLE III
                     RESPONSIBILITIES OF THE POLICY BOARD

     3.1  Formation and Operation of the Policy Board.
          -------------------------------------------

          (a) Structure of Policy Board.  Practice hereby acknowledges that it
              -------------------------
is or may become one of a group of ophthalmology practices located in the Kansas City metropolitan area which is affiliated with Business Manager (Practice and such other practices shall be collectively referred to herein as "Regional Practices"); provided, that as of the Effective Date, EyeCare Midwest shall no longer be a Regional Practice. The Regional Practices and Business Manager have established a Policy Board which is responsible for overseeing the overall operations of the nonmedical aspects of each Regional Practice's facilities and, subject to Section 3.3 hereof, certain medical issues. The Policy Board shall consist of four (4) members, each of whom shall serve a one-year term. Business Manager shall designate, in its sole discretion, two (2) members of the Policy Board, and the Regional Practices shall collectively designate two (2) members of the Policy Board. The Policy Board members designated by the Regional Practices shall be Physician-Shareholders of a Regional Practice. Except as otherwise expressly provided herein, the act of a majority of the members of the Policy Board shall be the act of the Policy Board. Either Business Manager or the Regional Practices may request, upon thirty (30) days' written notice to such other party, the expansion of the Policy Board from four (4) members to six
(6) members, with Business Manager having three (3) representatives and the Regional Practices collectively having three (3) representatives. In such an event, each of Business Manager and the Regional Practices shall appoint an additional representative to the Policy Board.

          (b) Appointment of Members.  As of the Effective Date, the Policy
              ----------------------
Board consists of the members set forth on Exhibit 3.1 attached hereto and
                                           -----------
incorporated herein. Annually and at least thirty (30) days prior to the commencement of each fiscal year of Business Manager, each of Business Manager and the Regional Practices (collectively) shall deliver to the board of directors of Business Manager a list of two (2) designees to the Policy Board to serve as members of the Policy Board for the upcoming fiscal year. In the event that either Business Manager or the

Regional Practices fail to deliver the list of designees by the required date, then such party's representatives on the Policy Board shall remain the same for the upcoming fiscal year. Any vacancies created, whether by death, incapacity or resignation of a designee, shall be filled by the party which appointed such designee by no later than fifteen (15) business days after the date of receipt by all of the Regional Practices of notice from Business Manager that such vacancy exists and must be filled. If the applicable party shall fail to designate a replacement member to the Policy Board within the required time period, then the other party shall have the right to designate the replacement member and such replacement member shall serve on the Policy Board until his or her successor is duly appointed pursuant to this Section 3.1(b). In any case in which the Regional Practices shall be required to designate a member or members to the Policy Board, a previously appointed designee of the Regional Practices shall convene a meeting or collect the written votes of the Representatives of the Regional Practices to select such designee or designees. Each Regional Practice shall be entitled to one vote per designee to be appointed by the Regional Practice and those designees receiving a plurality of the votes shall serve as the representatives of the Regional Practices on the Policy Board. Each of Business Manager and the Regional Practices shall have the discretion, at any time and upon ten (10) days notice to such other party, to remove any of its designated representatives from the Policy Board and replace such representative with a new designee.

          (c) Actions of the Policy Board.  The Policy Board meetings shall be
              ---------------------------
held as mutually agreed, but at least semiannually, in Kansas City, Missouri. Meetings may be called by any two (2) members of the Policy Board upon notice to Business Manager. Notice of each such meeting, stating the place, date and hour of the meeting, shall then be delivered by Business Manager to each member of the Policy Board not less than seventy-two (72) hours prior to such meeting; provided, however, that such notice may be delivered in a shorter time frame if the circumstances surrounding such meeting reasonably dictate such shorter notice. Meetings shall be open to any Physician-Shareholder and any officer, director or employee (as designated by Business Manager) of Business Manager. Members of the Policy Board may participate in a meeting by means of conference telephone. Attendance at any meeting in person or by proxy, or participation in a meeting by means of conference telephone, shall constitute a waiver of notice thereof. Any action required to be taken at a meeting of the Policy Board may be taken without a meeting and without a vote if a consent in writing, setting forth the action to be taken, is signed by all of the members of the Policy Board, unless such action is medical in nature, in which case such consent need be signed only by all of the Physician members of the Policy Board.

     3.2  Duties and Responsibilities of the Policy Board.  The Policy Board
          -----------------------------------------------
shall have the following duties, obligations and authority:

          (a) Capital Improvements and Expansion.  Subject to the items
              ----------------------------------
specifically enumerated in the Budget as determined in accordance with Section 4.10(a) hereof, any renovation and expansion plans and capital expenditures with respect to the Office, or the priority of such capital expenditures, shall be reviewed and approved by the Policy Board and shall be based upon economic feasibility, physician support, productivity and then-current market conditions.

          (b) Marketing and Advertising.  The Policy Board shall explore
              -------------------------
potential joint marketing and other advertising of the services performed at the Regional Practices' facilities.

          (c) Collection Policies.  As a part of the annual operating budget, in
              -------------------
consultation with Practice and Business Manager, the Policy Board shall review and approve the collection policies for the Dispensary Business of, and for all Medical Services and ancillary services provided by, Practice.

          (d) Provider and Payor Relationships.  Subject to Sections 4.7 and 4.8
              --------------------------------
hereof, decisions regarding the establishment or maintenance of relationships with institutional health care providers and third party payors shall be approved by the Policy Board in consultation with Practice and Business Manager. The Policy Board shall review and approve such discounted fee schedules, including capitated fee arrangements, and shall approve allocations of Capitation/Case Rate Revenues.

          (e) Strategic Planning.  The Policy Board shall recommend long-term
              ------------------
strategic planning objectives for Practice; provided, however, that the Policy Board shall not engage in recommending any horizontal marketing allocations between practices.

          (f) Physician and Optometrist Hiring. Subject to the items
              --------------------------------
specifically enumerated in the Budget as determined in accordance with Section 4.10(a) hereof, the Policy Board shall recommend to Practice the number and type of Physicians and Optometrists required for the efficient operation of Practice's facilities. Practice shall have the right to accept or reject any recommendation of the Policy Board on this matter and Practice shall retain the number and type of Physicians and Optometrists as it shall deem necessary in its sole discretion. The Policy Board may review and suggest variations to the restrictive covenants in any Employment Agreement.

          (g) Fee Dispute Resolution.  Upon written submission by Practice of a
              ----------------------
dispute concerning Management Fees, the Policy Board shall consider, develop and attempt to implement a resolution of such dispute.

          (h) Employee Relations.  Upon submission by Practice or any Physician
              ------------------
or Optometrist of a written complaint or concern regarding any employee of Business Manager performing services for Practice hereunder, the Policy Board shall consider, develop and attempt to implement a resolution of such complaint or concern.

          (i) Grievance Referrals.  The Policy Board shall consider and make
              -------------------
recommendations to Practice regarding any disputes pertaining to matters not specifically addressed in this Management Services Agreement as referred to it by Practice.

     3.3  Medical Decisions.  Notwithstanding anything to the contrary contained
          -----------------
in Section 3.2 above, all medical decisions addressed by the Policy Board will be made solely by Physician members of the Policy Board.

                                  ARTICLE IV
              COVENANTS AND RESPONSIBILITIES OF BUSINESS MANAGER

     During the Term, Business Manager shall provide all Management Services which are necessary or appropriate for the day-to-day administration of the nonmedical aspects of Practice's operations (including the Dispensary Business), including, without limitation, those services set forth in this Article 4 in accordance with all laws, rules, regulations and guidelines applicable to the provision of Management Services.

     4.1  Office and Equipment.
          --------------------

          (a) Subject to Section 4.1(b) hereof, as necessary or appropriate, and after taking into consideration the professional concerns of Practice, Business Manager shall lease, acquire or otherwise procure an Office in a location or locations reasonably acceptable to Practice and shall permit Practice to use the Office. Any Office procured by Business Manager for use by Practice shall be procured at commercially reasonable rates.

          (b) In the event Practice is the lessee of the Office under a lease with an unrelated and nonaffiliated lessor, Business Manager may require Practice to assign such lease to Business Manager upon receipt of consent from the lessor, and, in such event, Business Manager shall assume Practice's obligations thereunder from and after the date of such assignment. Practice shall use its best efforts to assist in obtaining the lessor's consent to the assignment. Upon request, Practice shall execute any instruments and shall take any acts that Business Manager deems necessary to accomplish the assignment of the lease. Any expenses incurred in effectuating the assignment shall be an Office Expense.

          (c) Business Manager shall provide all nonmedical equipment, fixtures, office supplies, information systems, furniture and furnishings reasonably deemed necessary by Business Manager for the operation of the Office and for the provision of Medical Services and the operation of the Dispensary Business, including all replacements and upgrades thereof at the discretion of Business Manager. Without limiting the foregoing, with respect to information systems, Practice acknowledges and agrees that Business Manager will have the discretion to determine the timing and extent of the upgrade and/or replacement of Practice's information systems from time to time during the Term; provided, that if the cost thereof exceeds the amount set forth in the then current Budget, Business Manager shall obtain Practice Consent, which consent may not be unreasonably withheld.

          (d) Business Manager shall provide or cause to be provided (including financing arrangements with respect thereto) all medical equipment reasonably required by Practice.

          (e) Business Manager shall be responsible for all necessary repair and maintenance of the Office as an Office Expense, consistent with Business Manager's responsibilities under the terms of any lease or other use arrangement. Business Manager shall also be responsible for all necessary repair, maintenance and replacement of all equipment relating to the Office, except for any such repairs, maintenance and replacement necessitated by the negligence or willful misconduct of Practice, its Physicians or other personnel employed by Practice, in which event any such repair or replacement shall be a Practice Expense and not an Office Expense.

          (f) Assets acquired by Business Manager pursuant to the ECM Transaction Agreements which are located at the Creekwood Medical Plaza office or the Liberty, Missouri office shall not be relocated by Business Manager without Practice Consent.

     4.2  Medical Supplies.  Business Manager shall order, procure, purchase and
          ----------------
provide on behalf of, and as agent for, Practice all necessary and reasonably desirable medical supplies and optical dispensary supplies and inventory unless otherwise prohibited by federal and/or state law, and shall appropriately respond to any reasonable inquiries or requests by Physicians for the need to order or repair such supplies. Business Manager shall ensure that the Office is adequately stocked at all times with medical supplies that are reasonably necessary or appropriate for the operation of Practice and required for the provision of Medical Services and optical dispensary supplies and inventory that are reasonably necessary or appropriate for the operation of the Dispensary Business. The ultimate oversight, supervision and ownership of all medical supplies is and shall remain the sole responsibility of Practice. As used in this Section 4.2, the term "medical supplies" shall mean all drugs, pharmaceuticals, products, substances, items or devices whose purchase, possession, maintenance, administration, prescription or security requires the authorization or order of a licensed health care provider or requires a permit, registration, certification or other governmental authorization held by a licensed health care provider as specified under any federal and/or state law.

     4.3  Support Services.  Business Manager shall provide or arrange for all
          ----------------
printing, stationery, telephone, facsimile, office supplies, forms, postage, duplication or photocopying services, and other support services as are reasonably necessary or appropriate for the operation of the Office and the provision of Medical Services and the operation of the Dispensary Business therein.

     4.4  Quality Assurance, Risk Management, and Utilization Review.  Business
          ----------------------------------------------------------
Manager shall assist Practice in Practice's establishment and implementation of procedures to ensure the consistency, quality, appropriateness and medical necessity of Medical Services provided by Practice, and shall provide administrative support for Practice's overall quality assurance, risk management and utilization review programs. Business Manager shall use its commercially reasonable efforts to perform these tasks in a manner to ensure the confidentiality of, and the privileged status afforded to, these programs and procedures to the fullest extent allowable under state and federal law.

     4.5  Licenses and Permits.  Business Manager shall, on behalf of and in the
          --------------------
name of Practice, coordinate all development and planning processes, and assist in the application for, and use reasonable efforts to assist Practice in obtaining and maintaining, all federal, state and local licenses, certifications and regulatory permits required for, or in connection with, the operation of Practice, the equipment located at the Office, and any laboratory and optical dispensary of

Practice, other than those relating to the provision of Medical Services or the administration of drugs by Physicians.

     4.6  Personnel.  Except as specifically provided in Section 5.2(b) hereof,
          ---------
Business Manager shall, consistent with the Budget, employ or otherwise retain and shall be responsible for selecting, hiring, training, supervising and terminating, all nonphysician personnel as Business Manager reasonably deems necessary and appropriate for Business Manager's performance of its duties and obligations under this Management Services Agreement. Business Manager shall have sole responsibility for determining the salaries, providing employee benefits, and for withholding any sums for income tax, unemployment insurance, worker's compensation coverage, social security or any other withholding required by applicable law or governmental requirement.

     4.7  Contract Negotiations.  Business Manager shall advise Practice with
          ---------------------
respect to and negotiate, either directly or on Practice's behalf, as appropriate, all contractual arrangements with third parties as are reasonably necessary and appropriate for Practice's provision of Medical Services and for Practice's operation of the Dispensary Business, including, without limitation, Managed Care Contracts. Practice hereby constitutes and appoints Business Manager as Practice's agent for the purpose of negotiating and executing on behalf of Practice and its Physicians any Managed Care Contract approved by the Policy Board, as well as any modifications, extensions and renewals of such Managed Care Contracts. Practice also designates Business Manager as Practice's agent for the further purpose of giving and receiving notices required or permitted to be given and received under such Managed Care Contracts. Any notice received by Business Manager on behalf of Practice shall be transmitted to Practice as soon as practicable. Business Manager may engage such consultants as Business Manager deems necessary and appropriate to pursue and negotiate Managed Care Contracts for Practice, and Practice authorizes Business Manager to negotiate, for approval by the Policy Board, agreements for Subcontractor Costs. Notwithstanding the foregoing, upon approval of the Policy Board of any Managed Care Contract, Business Manager shall deliver a copy of such contract to Practice (or a description of the principal terms and conditions thereof) for its review and approval. Practice may accept or reject any Managed Care Contract by delivering notice to Business Manager within five
(5) days of its receipt of such contract (or a description thereof). Practice's failure to respond within such five-day period shall be deemed an acceptance of the Managed Care Contract for all purposes.

     4.8  Billing and Collection.  On behalf of and for the account of Practice,
          ----------------------
Business Manager shall (i) establish and maintain credit, billing and collection policies and procedures, (ii) timely bill and collect all professional and other fees for all billable Medical Services provided by Practice, Physicians or Optometrists and for all goods sold by Practice in connection with the Dispensary Business, all for application solely in accordance with the Budget, and (iii) perform all cash management services on behalf of Practice which Business Manager shall deem commercially reasonable. Business Manager shall advise and consult with Practice regarding the fees for Medical Services and ancillary services provided by Practice; it being understood, however, that Practice shall establish the fees to be charged for Medical Services and that Business Manager shall have no authority whatsoever with respect to the establishment of such fees. In connection with the billing, collection and cash management services to be provided hereunder, and throughout the Term (and thereafter as provided in Section 7.3 hereof), Practice hereby grants to Business Manager an exclusive special power of attorney and appoints Business Manager as Practice's exclusive true and lawful agent and attorney-in-fact, and Business Manager hereby accepts such special power of attorney and appointment, for the following purposes:

          (a) To bill Practice's patients, in Practice's name and on Practice's behalf, for all billable Medical Services provided or arranged by Practice to patients and for all goods sold by Practice in connection with the Dispensary Business, unless such billing would cause Practice to be in violation of the Stark Act, any state referral ban or any other applicable federal, state or local law or regulation;

          (b) To bill, in Practice's name and on Practice's behalf, all claims for payment, reimbursement or indemnification from Blue Cross/Blue Shield, insurance companies, Medicare, Medicaid and all other third-party payors or fiscal intermediaries for all covered billable Medical Services provided or arranged by Practice to patients and for all goods sold by Practice in connection with the Dispensary Business, unless such billing would cause Practice to be in violation of the Stark Act, any state referral ban or any other applicable federal, state or local law or regulation;

          (c) Subject to applicable law, and excluding receivables for Medicare and Medicaid services, to collect and receive, as the agent of Practice, in Business Manager's name and for Business Manager's account all accounts receivable of Practice purchased by Business Manager, including, without limitation, Purchased Receivables (as defined in Section 6.5 hereof), and to deposit such collections into the Depository Account;

          (d) Subject to subparagraph (e) below, to collect and receive, in Practice's name and on Practice's behalf, all accounts receivable generated by such billings and claims for reimbursement that have not been purchased by Business Manager, and to administer such accounts at its reasonable discretion on Practice's behalf, which administration shall include, without limitation,
(i) extending the time of payment of any such accounts for cash, credit or otherwise; (ii) with Practice Consent, discharging or releasing the obligors of any such accounts; (iii) with Practice Consent, suing, assigning or selling at a discount such accounts to collection agencies; or (iv) with Practice Consent, taking other measures to require the payment of any such accounts.

          (e) To collect all government program receivables after such amounts have been received and deposited into the Practice Account. Once deposited in the Practice Account, Practice hereby authorizes the government receivables to be automatically swept into the Depository Account as provided in Section 4.8(f), below. Practice shall cause the institution at which it maintains the aforementioned Practice Account to provide Business Manager with copies of all bank statements prepared with respect to such account.

          (f) To deposit all amounts collected into the Depository Account which shall be in the name of Business Manager, but in which Business Manager will account for such funds on a separate and distinct basis from any other funds deposited into such account by other Regional Practices. Moreover, subject to Business Manager's authority to discharge its responsibilities under this Agreement, Practice shall retain all rights in and to such deposited funds irrespective of their deposit into the Depository Account; provided, however, that Practice shall have no rights in or to funds in the Depository Account that have been collected and received pursuant to Section 4.8(c). The parties hereto acknowledge and agree that Business Manager is performing cash management services on behalf of Practice by collecting all such amounts in the Depository Account and making any distributions, withdrawals and payments therefrom as required in this Management Services Agreement. The parties further acknowledge and agree that in performing such services for Practice, Business Manager is acting as Practice's agent pursuant to the power of attorney set forth in this
Section 4.8, and, except as expressly provided herein, all rights to such funds shall remain with Practice. Practice covenants, and shall cause each Physician and Optometrist to covenant, to forward any payments, notes, checks, money orders, insurance payments and any other instruments received for Medical Services provided and goods sold in connection with the Dispensary Business on or after the Original Effective Date by or on behalf of Practice or any of the Physicians or Optometrists to Business Manager for deposit in the Depository Account, or to directly deposit any such payments into the Depository Account. Business Manager shall have the right, at any time and from time to time, to withdraw funds from the Practice Account and all owners of the Practice Account shall execute a revocable standing transfer order (the "Transfer Order") under which the bank maintaining the Practice Account shall daily transfer the entire balance of the Practice Account to the Depository Account. Practice and Business Manager hereby agree to execute from time to time such documents and instructions as shall be required by the bank maintaining the Practice Account to effect the foregoing provisions and to extend or amend such documents and instructions as reasonably required to effect the intent of this Section 4.8. Any action or threatened action by Practice that materially interferes with or could materially interfere with the operation of this Section 4.8, including but not limited to, (A) any failure to deposit into, or to allow or permit Business Manager to withdraw any funds from, the Practice Account; (B) any withdrawal of any funds from the Practice Account not authorized by the express terms of this Management Services Agreement or any other written agreement executed by each of the parties; or (C) any revocation of or attempt to revoke the Transfer Order (otherwise than upon expiration or termination of this Management Services Agreement), will constitute a breach of this Agreement and will entitle Business Manager, in addition to any other remedies it may have at law or in equity, to seek a court ordered assignment of the rights provided to Business Manager pursuant to this Section 4.8 and to distribute account debtor letters to nongovernmental Payors instructing them to make payment directly to and in the name of Business Manager for services rendered by Practice. In the manner set forth in Section 4.9 hereof, Business Manager shall disburse such deposited funds to creditors and other persons on behalf of Practice, maintaining records of such receipt and disbursement of funds.

          (g) To take possession of, and endorse in the name of Practice, solely for deposit into the Practice Account or into the Depository Account, as provided in this Section 4.8, any notes, checks, money orders, insurance payments and any other instruments received as payment for Medical Services, ancillary services and for goods sold in connection with the Dispensary Business.

          (h) To sign checks, drafts, bank notes or other instruments on behalf of Practice, and to make withdrawals from the Depository Account for payments specified in this Management Services Agreement or as requested from time to time by Practice.

Throughout the Term (and as provided in Section 7.3 hereof), Practice hereby grants to Business Manager an exclusive special power of attorney for the purposes stated herein and appoints Business Manager as Practice's exclusive true and lawful agent and attorney-in-fact, and Business Manager hereby accepts such special power of attorney and appointment, to deposit into the Depository Account as and when received all funds, fees and revenues generated from Practice's provision of Medical Services and ancillary services on or after the Original Effective Date and collected by Business Manager and for all goods sold by Practice in connection with the Dispensary Business on or after the Original Effective Date and collected by the Business Manager, and to make withdrawals from Depository Account solely for payments specified in this Management Services Agreement, including any Preexisting Obligation Payments directly affecting property used in or relating to the Office, and/or as requested from time to time by Practice. Upon request of Business Manager, Practice shall execute and deliver to the financial institution where the Depository Account is maintained, such additional documents or instruments as may be necessary to evidence or effect the special and limited power of attorney granted to Business Manager by Practice pursuant to this Section 4.8. The special and limited power of attorney granted herein shall be coupled with an interest and shall be irrevocable during the term hereof, except with Business Manager Consent. The irrevocable power of attorney shall expire on the later of the termination of this Management Services Agreement, the collection, sale or release of all accounts receivable purchased by Business Manager, or the payment of all Management Fees due to Business Manager as of such date pursuant to Section 6.2 hereof. If Business Manager assigns this Management Services Agreement in accordance with its terms, then Practice shall execute a power of attorney in favor of the assignee and in the form of Exhibit 4.8 attached hereto.
                                         -----------

     4.9  Priority of Payments.  As of the Original Effective Date, all revenue
          --------------------
of Practice derived from Medical Services and ancillary services provided on and after the Original Effective Date and from sales of goods in connection with the Dispensary Business on and after the Original Effective Date (collectively, "Post-Original Effective Date Revenues") shall be deposited into the Depository Account (or, in the alternative, identified or segregated in such a manner as to permit the Post-Original Effective Date Revenues to be deposited into the Depository Account when and as directed by Business Manager) for distribution in accordance with this Section 4.9; provided, however, that revenues to be used to pay Practice Expenses shall be deposited into a separate account in the name of Practice. From and after the Original Effective Date, each month Business Manager shall apply, or retain on behalf of Practice, funds that are in the Depository Account (or another applicable account) in the following order of priority:

          (a) to Business Manager, in satisfaction of Office Expense, except the Management Fee;

          (b) as directed by Practice, in satisfaction of Monthly Practice Expense; and

          (c) to Business Manager, in satisfaction of the Management Fee.

     4.10 Fiscal Matters.
          --------------

          (a)  Annual Budget.
               -------------

               (i)    Mid-Year Budget.  A mid-year Budget shall be agreed upon
                      ---------------
     by the parties before the execution of this Management Services Agreement and shall be attached hereto and made a part hereof.

               (ii)   Process for Succeeding Budgets.  Annually and at least
                      ------------------------------
     forty-five (45) days prior to the commencement of each fiscal year of Business Manager, Business Manager, in consultation with the Policy Board, shall prepare and deliver to Practice for its approval a proposed Budget, setting forth an estimate of Practice's revenues and expenses for the upcoming fiscal year (including, without limitation, the Dispensary Business Budgeted Practice Expense, the Principal Services Budgeted Practice Expense, the Dispensary Business Monthly Fee and the Principal Services Monthly Fee). Practice shall review the proposed Budget and either approve the proposed Budget or request any changes within fifteen
     (15) days after receiving the proposed Budget. The Budget shall be adopted upon mutual agreement of Business Manager and Practice after reasonable review and comment and may be revised or modified only in consultation with Business Manager. Once approved by both Business Manager and Practice, each succeeding Budget shall be attached hereto and made a part hereof.

               (iii)  Deadlock.  In the event the parties are unable to agree on
                      --------
     a Budget by the beginning of the fiscal year (a "Deadlock"), then until an agreement is reached, the Budget for the prior year shall be deemed to be adopted as the Budget for the current year. Notwithstanding the foregoing, the Policy Board, in its judgment, may impose reductions on a consistent basis to each of Budgeted Practice Expense and the Monthly Fee in the event that the Policy Board makes a determination that general economic conditions and/or regulatory developments adversely affecting the Medical Services provided by Practice render the present levels of the Budgeted Practice Expense and the Monthly Fee impractical. For purposes of illustration only, and without limitation, such general economic conditions and/or regulatory developments could include proposed or actual cuts in Medicare/Medicaid reimbursement for procedures that are a material component of the Medical Services performed by Practice. Following resolution of any Deadlock, Budgeted Practice Expense and the Monthly Fee (and the corresponding Monthly Practice Expense and Management Fee as calculated in Article 6 hereof) shall be recomputed retroactive to the beginning of the fiscal year based upon the parameters agreed to in the new Budget, and appropriate adjustments in payments owing to Practice and/or Business Manager, as the case may be, resulting from such recomputation shall be made promptly. Notwithstanding the foregoing, if after six months the parties are still unable to agree on a Budget, then the dispute shall be submitted to arbitration in accordance with Article 8 hereof; provided, however, that the scope of such arbitration shall be limited to the parties resolving the dispute relating to the Budget and shall not address or rule in any manner on matters relating to any alleged breaches by either party hereto or any potential remedies therefor. Until the arbitrator renders a judgment or the dispute is otherwise resolved, the adjustments described in this Section 4.10(a)(iii) shall continue to apply. Notwithstanding anything to the contrary contained herein, nothing in this Section 4.10(a)(iii) shall affect the payment of Office Expense, which shall be paid in full in accordance with the provisions of this Management Services Agreement. For purposes of Section 4.10(a)(iii) and (iv), "Budgeted Practice Expense" and "Monthly Fee" shall refer to either Principal Services or Dispensary Business, as appropriate.

               (iv)   Modifications to Budget.  The Budget may be modified at
                      -----------------------
     any time by mutual agreement of Practice and Business Manager, which modifications may include, without limitation, modifications to the Monthly Fee and Budgeted Practice Expense in the event that additional Physicians or Optometrists become affiliated with Practice during the calendar year.

          (b)  Accounting and Financial Records.  Business Manager shall
               --------------------------------
establish and administer adequate accounting procedures, controls and systems for the development, preparation and safekeeping of administrative and financial records in connection with the performance of its duties and responsibilities hereunder, all of which shall be prepared and maintained in accordance with GAAP and applicable laws and regulations. Business Manager shall provide Practice with the following:

               (i)    Monthly Reports.  As soon as practicable, and in any
                      ---------------
     event no later than fifteen (15) days after the end of each calendar month, Business Manager shall furnish to Practice a monthly statement reflecting the computation for the Dispensary Business Monthly Practice Expense, Principal Services Monthly Practice Expense, the Dispensary Business Management Fee and the Principal Services Management Fee. Within forty-five
     (45) days after the end of each month, Business Manager shall provide Practice with a monthly statement reflecting the accounting activity for Practice prepared in accordance with GAAP.

               (ii)   Annual Financial Statements.  As soon as practicable, and
                      ---------------------------
     in any event no later than one hundred twenty (120) days after the end of each calendar year, Business Manager shall furnish to Practice audited financial statements of Business Manager, consisting of a balance sheet and related statements of income, changes in members' equity and cash flow, all of which (taken as a whole) shall reflect the financial status of Business Manager as of the end of such calendar year, and shall be prepared in accordance with GAAP consistently applied.

          (c) Review of Expenditures.  A Representative of Practice shall have
              ----------------------
the right to review all expenditures related to the operation of Practice, but Practice shall not have the power to prohibit or invalidate any expenditure that is consistent with the Budget.

          (d) Tax Matters.  Business Manager and Practice acknowledge and agree
              -----------
that, to the extent that any of the services to be provided by Business Manager hereunder may be subject to any state sales and use taxes, Business Manager may have a legal obligation to collect such taxes from Practice and to remit same to the appropriate tax collection authorities. Practice agrees to pay, as an Office Expense and in addition to the payment of the Management Fee, the applicable state sales and use taxes in respect of the portion of the Management Fees attributable to such services.

     4.11 Reports and Records.
          -------------------

          (a) Medical Records.  Business Manager shall advise and assist
              ---------------
Practice as to the establishment, monitoring and maintenance of procedures and policies for the timely creation, preparation, filing and retrieval of all medical records generated by Practice in connection with Practice's provision of Medical Services; and, subject to applicable law, shall ensure that medical records are promptly available to Physicians and any other appropriate persons. All such medical records shall be retained and maintained in accordance with all applicable state and federal laws. All medical records are, and will remain, the property and Confidential Information of Practice and its patients.

          (b) Other Reports and Records.  Business Manager shall create, prepare
              -------------------------
and file such additional reports and records as are reasonably necessary or appropriate for Practice's provision of Medical Services, and shall be prepared to analyze and interpret such reports and records upon the request of Practice.

     4.12 Recruitment of Physicians and Optometrists.  Upon Practice's request,
          ------------------------------------------
Business Manager shall perform all administrative services reasonably necessary or appropriate to recruit potential Physicians and Optometrists to become employees or independent contractors of Practice. Business Manager shall provide Practice with model agreements to document Practice's employment, retention or other service arrangements with such individuals. It is and will remain the sole and complete responsibility of Practice to interview, select, contract with, supervise, control and terminate all Physicians and Optometrists performing Medical Services or other professional services, and Business Manager shall have no authority whatsoever with respect to such activities.

     4.13 Confidential and Proprietary Information.
          ----------------------------------------

          (a) Business Manager will not disclose any Confidential Information of Practice to other persons without Practice Consent. Business Manager will not, directly or indirectly, use such Confidential Information in a manner detrimental to Practice, and Business Manager will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations.

Notwithstanding the foregoing, Business Manager may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Management Services Agreement, it being understood and agreed to by Business Manager that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section 4.13, and will be directed by Business Manager not to disclose to any other person any Confidential Information. Business Manager shall be responsible for any breach of this Section 4.13 by its affiliates, advisors or Representatives. If Business Manager is required (by interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar legal processes) to disclose or produce any Confidential Information furnished in the course of its dealings with Practice or its affiliates, advisors or Representatives, Business Manager will (i) provide Practice with prompt prior notice thereof and copies, if possible, and, if not, a description, of the request and the Confidential Information requested or required to be produced so that Practice may seek an appropriate protective order or other protections to enforce the provisions of this Section 4.13, or, alternatively, waive compliance with the provisions of this Section 4.13, and
(ii) consult with Practice as to whether Practice should attempt to resist or narrow such request. If Business Manager is compelled to disclose or produce Confidential Information concerning Practice or, in the alternative, be liable for contempt or suffer other censure or penalty, Business Manager may disclose or produce such Confidential Information without liability hereunder; provided, however, that Business Manager shall give Practice notice of the Confidential Information to be so disclosed or produced, and a copy of the request therefor, as far in advance of its disclosure or production as is reasonably practicable and shall use its commercially reasonable efforts to obtain, to the greatest extent practicable, an order or other reliable assurance that confidential treatment will be accorded to such Confidential Information so required to be disclosed or produced.

          (b) Notwithstanding clause (a) above, Business Manager may share, subject to the restrictions of this Section 4.13(b), with other professional corporations, associations, medical practices or health care delivery entities, the statistics of Practice, including utilization review data, quality assurance data, cost data, outcomes data or other Practice data. Business Manager may disclose such statistics to other medical groups with whom Business Manager has a management relationship, to managed care providers or other third party payors for the purpose of obtaining or maintaining third party payor contracts, or to financial analysts and underwriters. In addition, Business Manager may disclose all Practice-related information necessary or desirable in connection with any public or private offering of any security of Business Manager, but no such data will disclose or divulge patient identifying information.

     4.14 Insurance.
          ---------

          (a) Business Manager's Insurance.  Throughout the Term, Business
              ----------------------------
Manager shall, as an Office Expense, obtain and maintain with commercial carriers, through self-insurance or some combination thereof and in a manner consistent with good business practice, appropriate workers' compensation coverage for Business Manager's employed personnel provided to Practice pursuant to this Management Services Agreement, and professional, casualty and comprehensive general and vicarious liability insurance covering Business Manager, the Office, Business Manager's personnel and all of Business Manager's equipment in such amounts, on such basis and upon such terms and conditions as Business Manager deems appropriate. Upon the request of Practice, Business Manager shall provide Practice with a certificate evidencing such insurance coverage and Business Manager shall use commercially reasonable efforts to list Practice as an additional insured. Business Manager may also carry, as an Office Expense, key person life and disability insurance on any Physician in amounts determined reasonable and sufficient by Business Manager, but only upon the express written permission of Practice. Business Manager shall be the owner and beneficiary of any such insurance; provided, however, that benefits paid under any such policies relating to any Physician shall be Professional Services Revenue, and relating to any Optometrist shall be Dispensary Business Revenue.

          (b) Professional and General Liability Insurance of Practice.
              --------------------------------------------------------
Business Manager shall obtain and maintain, on behalf of Practice and as an Office Expense, professional and comprehensive general liability insurance covering Practice and each of Physicians and Optometrists. The comprehensive general liability coverage shall be in the minimum amount of One Million Dollars ($1,000,000) for each occurrence and Two Million Dollars ($2,000,000) annual aggregate; and professional liability coverage shall be in the minimum amount of One Million Dollars ($1,000,000) for each occurrence and Three Million Dollars ($3,000,000) annual aggregate, or any other higher minimum coverage requirements established by law. The insurance policy or policies shall provide for at least
(30) days' advance written notice to Business Manager and Practice from the insurer as to any alteration of coverage, cancellation or proposed cancellation for any cause. Business Manager shall cause to be issued to Practice a certificate of such insurer or insurers reflecting such coverage and either party hereunder shall provide notice to the other party promptly upon receipt of any notice canceling or proposing to cancel the insurance coverage of Practice, or any Physician or Optometrist for any reason. Upon the termination of this Management Services Agreement for any reason, Practice shall obtain and maintain as a Practice Expense "tail" professional liability coverage, in the amounts specified in this Section 4.14(b) for an extended reporting period of ten years, and Practice shall be responsible for paying all premiums for "tail" insurance coverage.

          (c) Health Insurance.  Business Manager shall, to the extent such
              ----------------
coverage is available from Business Manager's current insurance carrier, make available to, and accessible by, Physicians and Optometrists health benefits under any health benefit program maintained by Business Manager. If any Physician or Optometrist elects such coverage, subject to Section 1.34(b) hereof, the cost of such coverage shall be deemed an Office Expense for any Optometrist or Physician-Employee, and a Practice Expense for any Physician-Shareholder.

     4.15 Facility.  Business Manager will explore potentially establishing an
          --------
outpatient ambulatory surgery center in the Kansas City metropolitan area north of the Missouri River, and, subject to Business Manager's strategic planning directives, business plan and general business conditions, Business Manager will make a good faith effort to assess and finalize whether to pursue a plan to establish such a facility in such area by June 30, 2000.

     4.16 No Warranty.  Practice acknowledges that Business Manager has not made
          -----------
and will not make any express or implied warranties or representations that the services provided by Business Manager will result in any particular amount or level of revenue or income to Practice.

                                   ARTICLE V
                   COVENANTS AND RESPONSIBILITY OF PRACTICE

     5.1  Organization and Operation.  Practice, as a continuing condition of
          --------------------------
Business Manager's obligations under this Management Services Agreement, shall at all times during the Term be and remain legally organized and operated to provide Medical Services in a manner consistent with all state and federal laws.

          (a)  Employment of Physicians.
               ------------------------

               (i) Practice shall operate and maintain within the Practice Territory a full-time practice of medicine specializing in the provision of Medical Services, and shall maintain and enforce employment agreements in the form of Exhibit 5.1 (the "Employment Agreements") with Physician-
                 -----------
     Shareholders, including, without limitation, the Physician-Shareholders identified in Exhibit 5.1A; provided, however, that the Employment
                   ------------  --------  -------
     Agreements with any Physician-Shareholders not employed by Practice as of the Effective Date (i.e. any Physician-Shareholders other than the Physician-Shareholders identified in Exhibit 5.1A) shall not be required to
                                          ------------
     contain any liquidated damages or noncompetition buyouts unless Practice determines otherwise; provided further that such liquidated damages
                           -------- -------
     provisions shall not be required in any Employment Agreements with the Physician-Shareholders identified in Exhibit 5.1A for periods from and
                                          ------------
     after the Initial Term (as defined in each such Physician-Shareholder's Employment Agreement) it being understood that the provision shall in no way alter the noncompetition provisions set forth in any Physician-Shareholder Employment Agreement. Except as permitted by Section 3.1 of the Employment Agreements, Practice shall not amend the Employment Agreements in any material manner or waive any material rights of Practice thereunder without the prior written approval of Business Manager. Recognizing that Business Manager would not have entered into this Management Services Agreement but for Practice's covenant to maintain Employment Agreements with Physician-Shareholders, and subject to subparagraphs (ii) and (iii) below, Practice shall pay to Business Manager, in addition to the Management Fee, any damages, compensation, payment or settlement received by Practice from a Physician-Shareholder who terminates his or her Employment Agreement without Physician Cause (as defined in the Employment Agreement) or whose Employment Agreement is terminated by Practice for Practice Cause (as defined in the Employment Agreement) or for any other material breaches of the Employment Agreements (such damages being collectively referred to herein as the "Business Manager Damages"). Business Manager agrees that payment to Business Manager of the liquidated damages collected by Practice in accordance with the terms of the Employment Agreement shall satisfy in full any Business Manager Damages but shall not constitute a buyout or release of the noncompetition and nonsolicitation covenants of the Employment Agreement unless the Physician-Shareholder in fact purchases a release from such covenants as contemplated therein; provided, further, that such purchase shall be allocated in the manner set forth in Section 5.1(a)(iii) below.

               (ii) Notwithstanding the provisions of Section 5.1(a)(i) above, or any other provision to the contrary contained herein, Practice shall have a period of not less than forty-five (45) days following the occurrence of any event described in Section 5.1(a)(i) above that entitles Business Manager to receive Business Manager Damages to take such actions to cure the breach of any Employment Agreement by a Physician-Shareholder (which actions to cure may, without limitation, include retention of additional Physicians to replace the levels of revenue and income previously generated by the Physician-Shareholder causing such breach); provided, however, that the determination of whether or not such breach has been cured shall be made by Business Manager in its good faith discretion, and provided further, that Practice shall in no event be permitted to cure any breach that results from a breach by a Physician-Shareholder of any noncompetition provision contained in his or her Employment Agreement.

               (iii)   In connection with Practice's obligations pursuant to
     Section 5.1(a)(i) hereof, to the extent Business Manager Damages consist of any payments made by a Physician-Shareholder pursuant to Section 6.5 of the Employment Agreement to procure release from the noncompetition covenants set forth in Article 6 of such Physician-Shareholder's Employment Agreement, then Practice shall only be required to pay Business Manager fifty percent (50%) of such release payment, with Practice retaining the balance. The foregoing retention rights of Practice are limited to the release payments pursuant to Section 6.5 of the Employment Agreement and shall not apply to any other Business Manager Damages payable by Practice to Business Manager pursuant to Section 5.1(a)(i) hereof.

          (b)  Corporate Governance.  Throughout the Term of this Management
               --------------------
Services Agreement, Practice shall maintain and enforce written buy-sell agreements with the Physician-Shareholders specified in Exhibit 5.1A, and shall
                                                        ------------
cause all new shareholders of Practice to execute such agreements prior to becoming a shareholder of Practice. As a condition precedent to the execution of this Management Services Agreement, the Physician-Shareholders have amended their existing buy-sell agreement, or executed a new buy-sell agreement, which addresses the concepts set forth on Exhibit 5.1B to the satisfaction of Business
                                    ------------
Manager and its counsel. Practice will also maintain its articles of incorporation and bylaws in accordance with applicable law, including, without limitation, any laws governing the transferability of shares from disqualified owners to qualified owners. Throughout the Term of this Management Services Agreement, Practice shall not, without the prior written consent of Business Manager, amend such documents or waive any rights with respect to such transferability in any manner.

     5.2  Practice Personnel.
          ------------------

          (a) Physician Personnel and Optometrists.  Practice shall retain the
              ------------------------------------
number of Physicians and Optometrists as is reasonably necessary and appropriate in the sole discretion of Practice for the provision of Medical Services. Each Physician shall hold and maintain a valid and unrestricted license to practice medicine in the States of Missouri and/or Kansas, and shall be competent, in the reasonable opinion of Practice, in the practice of ophthalmology. Each Optometrist shall hold and maintain a valid and unrestricted license to practice optometry in the

States of Missouri and/or Kansas, and shall be competent, in the reasonable opinion of Practice, in such practice. Practice shall enter into and maintain with each such retained Physician and Optometrist a written employment agreement substantially in the form of either Exhibit 5.1 for Physician-Shareholders or
                                    -----------
Exhibit 5.2A-1 for Physician-Employees and Exhibit 5.2A-2 for employed
--------------                             --------------
Optometrists, or a written independent contractor agreement substantially in the form of Exhibit 5.2B for Physicians, Optometrists, or other persons or entities
        -------------
that provide, or employ individuals who provide, Medical Services as independent contractors. Practice will neither commit nor permit to remain outstanding any breach of such employment agreement or independent contractor agreement that would allow any Physician, Optometrist, or other entity to terminate for cause. Regardless of whether the compensation is a Practice Expense or Office Expense, Practice shall be responsible for paying the compensation and benefits, as applicable, for all Physicians, Optometrists, and any other physician personnel or other contracted or affiliated physicians, and for withholding any sums for income tax, unemployment insurance, social security or any other withholding required by applicable law. If requested, Business Manager shall, on behalf and at the direction of Practice, administer the compensation with respect to such individuals in accordance with the written agreement between Practice and each Physician or Optometrist. Business Manager shall neither control nor direct any Physician, Optometrist or other entity in the performance of Medical Services for patients.

          (b) Nonphysician Personnel.  Business Manager shall retain all
              ----------------------
nonphysician personnel necessary for the operation of Practice and such nonphysician personnel shall be under Business Manager's control, supervision and direction in the performance of their duties, except for (i) Designated Allied Health Professionals, who shall perform their duties under the supervision and control of Physicians, consistent with the requirements necessary to meet the "incident to" provisions of the Medicare program, and (ii) opticians and others providing services in Practice's optical dispensary, who shall perform their duties under the supervision and control of Physicians and Optometrists.

     5.3 Professional Standards.  As a continuing condition of Business
          ----------------------
Manager's obligations hereunder, each Physician, Optometrist and any other physician personnel retained by Practice to provide Medical Services must comply with, be controlled and governed by, and otherwise provide Medical Services in accordance with, all applicable federal, state and municipal laws, rules, regulations, ordinances and orders, and the ethical standards and standards of care of the medical community wherein the principal office of each Physician or Optometrist is located. In addition, each Physician and any other physician personnel retained by Practice to provide Medical Services must obtain and retain appropriate admitting privileges at local area hospitals or health care facilities which are reasonably adequate for Physician to perform Medical Services. Procurement of temporary staff privileges pending the completion of the medical staff approval process shall satisfy this provision, provided Physician actively pursues full admitting privileges and actually receives full admitting privileges within a reasonable time.

     5.4  Medical Services. Practice shall use reasonable efforts to ensure that
          ----------------
Physicians and Optometrists are available to provide Medical Services to patients. In the event that Physicians or Optometrists are not available to provide the relevant Medical Services coverage, Practice shall engage and retain locum tenens coverage. Physicians and Optometrists retained on a locum tenens
----- ------                                                      ----- ------
basis shall meet all of the requirements of Section 5.3 hereof and the cost of providing locum tenens coverage shall be an Office Expense unless such locum
          ----- ------                                                 -----
tenens coverage is attributable to a Physician-Shareholder exceeding the maximum
------
amount of vacation, and personal and educational leave days allowable under such Physician-Shareholder's Employment Agreement, in which case the cost of such coverage attributable to such Physician-Shareholder shall be a Practice Expense. With the assistance of Business Manager, Practice, Physicians and Optometrists shall be responsible for scheduling the relevant coverage of all medical and eye-related procedures. Practice shall use its best efforts to develop and promote Practice.

     5.5  Peer Review/Quality Assurance.  Practice shall adopt a peer
          -----------------------------
review/quality assurance program to monitor and evaluate the quality and cost-effectiveness of Medical Services provided by Physicians and Optometrists of Practice, the cost of which shall be an Office Expense. Upon request of Practice, Business Manager shall provide administrative assistance to Practice in performing its peer review/quality assurance activities, but only if such assistance can be provided in a manner consistent with maintaining the confidentiality and privileged status of the processes and actions of the peer review/quality assurance process of Practice.

     5.6  Confidential and Proprietary Information.  Practice will not disclose
          ----------------------------------------
any Confidential Information of Business Manager without Business Manager's express written authorization. Such Confidential Information will not be used in any way directly or indirectly detrimental to Business Manager, and Practice will keep such Confidential Information confidential and will ensure that its affiliates and advisors who have access to such Confidential Information comply with these nondisclosure obligations. Notwithstanding the foregoing, Practice may disclose Confidential Information to those of its Representatives who need to know Confidential Information for the purposes of this Management Services Agreement, it being understood and agreed to by Practice that such Representatives will be informed of the confidential nature of the Confidential Information, will agree to be bound by this Section 5.6, and will be directed by Practice not to disclose to any other person any Confidential Information. Practice shall be responsible for any breach of this Section 5.6 by its affiliates, advisors or Representatives. If Practice is required (by interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes) to disclose or produce any Confidential Information furnished in the course of its dealings with Business Manager or its affiliates, advisors or Representatives, Practice will (i) provide Business Manager with prompt prior notice thereof and copies, if possible, and, if not, a description, of the request and the Confidential Information requested or required to be produced so that Business Manager may seek an appropriate protective order or other protections to enforce the provisions of this Section 5.6, or, alternatively, waive compliance with the provisions of this Section 5.6 and (ii) consult with Business Manager as to the advisability of Business Manager's taking of legally available steps to resist or narrow such request. Practice further agrees that if, in the absence of a protective order or the receipt of a waiver hereunder, Practice is nonetheless, in the written opinion of its legal counsel, compelled to disclose or produce Confidential Information concerning Business Manager to any tribunal or to stand liable for contempt or suffer other censure or penalty, Practice may disclose or produce such Confidential Information to such tribunal legally authorized to request and receive such Confidential Information without liability hereunder; provided, however, that Practice shall give Business Manager notice of the Confidential Information to be so disclosed or produced, and a copy of the request therefor, as far in advance of its disclosure or production as is practicable and shall use its best efforts to obtain, to the greatest extent practicable, an order or other reliable assurance that confidential treatment will be accorded to such Confidential Information so required to be disclosed or produced.

     5.7  Noncompetition.  Practice hereby recognizes and acknowledges that
          --------------
Business Manager has incurred and will continue to incur substantial costs in, and devote substantial resources to, providing the equipment (including, without limitation, lasers, mirokeratomes and/or other equipment used to perform vision correction procedures), support services, personnel, management, administration, and other items and services that are the subject matter of this Management Services Agreement, including, without limitation, devoting significant resources to developing Practice's laser vision correction practice, and that in the process of providing services under this Management Services Agreement, Practice will be privy to financial and Confidential Information of Business Manager and other Regional Practices, to which Practice would not otherwise be exposed. The parties also recognize that the services to be provided by Business Manager will be feasible only if Practice operates an active practice to which Physicians associated with Practice devote their full professional time and attention. Practice agrees and acknowledges that the noncompetition covenants described hereunder are necessary for the protection of Business Manager, and that Business Manager would not have entered into this Management Services Agreement without the following covenants:

          (a) During the Term of this Management Services Agreement and except for the performance of Medical Services and ancillary services at Offices contemplated by, or subject to, this Management Services Agreement or as expressly agreed to by Business Manager in writing, Practice shall not establish, operate or provide Medical Services at any other medical office, clinic or other health care facility. During the Term of this Management Services Agreement and except for the operation of the Dispensary Business at Offices contemplated by, or subject to, this Management Services Agreement or as expressly agreed to by Business Manager in writing, Practice shall not establish, operate or engage in a Dispensary Business at any other office or facility. During the Term of this Management Services Agreement, Practice shall not acquire, by purchase, lease or otherwise, any medical or non-medical equipment, including, without limitation, lasers, microkeratomes and/or other equipment used to perform vision correction procedures, except from or through Business Manager or with the express written consent of Business Manager.

          (b) Except as specifically agreed to by Business Manager in writing, Practice commits and agrees that during the Term of this Management Services Agreement and, if this Agreement terminates other than for expiration of the Term or by Practice for cause under Section 7.2(b), for a period of five (5) years from the termination date of this Management Services Agreement, Practice shall not directly or indirectly own (excluding ownership of less than five percent (5%) of the equity of any publicly traded entity), manage, operate, control, contract with, or otherwise be associated with, lend funds to, lend its name to, or maintain any interest whatsoever in any enterprise (i) having to do with the provision, distribution, promotion or advertising of any type of management or administrative services or products to third parties in competition with Business Manager; and/or (ii) offering any type of service or product in the

Practice Territory to third parties similar to those offered by Business Manager to Practice. Notwithstanding the above restriction, nothing herein shall prohibit Practice or any of its holders from providing management and administrative services to its or their own medical practices after the termination of this Management Services Agreement.

          (c) The written Employment Agreements described in Section 5.1 hereof shall contain covenants of Physician-Shareholders whereby they agree: (i) not to compete with Practice within the Practice Territory for one (1) year after termination of the employment agreement, except in the event Physician terminates such agreement for Physician Cause or certain buyout rights are exercised and (ii) not to acquire, by purchase, lease or otherwise, any medical or non-medical equipment, including, without limitation, lasers, microkeratomes and/or other equipment, used to perform vision correction procedures, during the term of the applicable Employment Agreement and for one (1) year after termination of the applicable Employment Agreement, except from or through Business Manager, or with the express written consent of Business Manager.

          (d) Unless waived by Business Manager, and except as done in connection with the Original Transaction Agreements, Practice shall obtain and enforce formal written agreements with Physician-Employees, Optometrists and other entities in the form of Exhibit 5.2A or Exhibit 5.2B, as applicable,
                              ------------    ------------
pursuant to which the Physician-Employees, Optometrists, and other entities agree: (i) not to compete with Practice within the Practice Territory for one
(1) year after termination of the written agreements, except in the event the Physician-Employee, Optometrist, or other entity terminates such agreement for Physician Cause or otherwise "for cause," as defined in the applicable written agreement, and (ii) not to acquire, by purchase, lease or otherwise, any medical or non-medical equipment, including, without limitation, lasers, microkeratomes and/or other equipment, used to perform vision correction procedures, during the term of the applicable Employment Agreement and for one (1) year after termination of the applicable Employment Agreement, except from or through Business Manager, or with the express written consent of Business Manager.

          (e) Practice understands and acknowledges that the provisions in
Section 5.6 hereof and this Section 5.7 are designed to preserve the goodwill of Business Manager and the goodwill of the individual Physicians and Optometrists of Practice. Accordingly, if Practice breaches any obligation of Section 5.6 hereof or this Section 5.7, in addition to any other remedies available under this Management Services Agreement at law or in equity, Business Manager shall be entitled to enforce this Management Services Agreement by injunctive relief and by specific performance of this Management Services Agreement, such relief to be without the necessity of posting a bond, cash or otherwise. Additionally, nothing in this paragraph shall limit Business Manager's right to recover any other damages to which it is entitled as a result of Practice's breach. If any provision of the covenants herein is held by a court of competent jurisdiction to be unenforceable due to an excessive time period, geographic area or restricted activity, the covenant shall be reformed to comply with such time period, geographic area or restricted activity that would be held enforceable.

     5.8  Name, Trademark. Practice represents and warrants that Practice
          ---------------
conducts its professional practice under the name of, and only under the name of "Hunkeler Eye Centers,

P.C.," and any registered d/b/a's, and that such name is the name of Practice under state law. Practice covenants and promises that, without the prior written consent of Business Manager, Practice will not:

          (a) take any action or omit to take any action that would result in the change or loss of the name;

          (b) license, sell, give or otherwise transfer the name, or the right to use the name, to any medical practice, physician, professional corporation or any other entity; or

          (c) cease conducting the professional practice of Practice under the name.

     5.9  Medical Advisory Board.  The board of directors of Business Manager
          ----------------------
has appointed a medical advisory board (the "Medical Advisory Board") to provide a general forum for review and analysis of medical and clinical issues affecting the Regional Practices and all other medical practices with which Business Manager has entered into a Management Services Agreement or similar agreement. The Medical Advisory Board consists of at least three Doctors of Ophthalmology, one of whom is designated as the "Medical Director," and may include, at the discretion of the board of directors of Business Manager, one or more Doctors of Optometry, Registered Nurses or other health care professionals. The Vice President Clinical Operations of Business Manager, and/or such other designee as Business Manager shall select, attends meetings of the Medical Advisory Board on a consulting basis. Members of the Medical Advisory Board serve for one-year terms and are appointed or re-appointed for such term during the first meeting of the board of directors of Business Manager held for each calendar year. The board of directors of Business Manager may name additional members, remove any member, or fill any vacancy created by the resignation, death or disability of any member, of the Medical Advisory Board during any duly called meeting of such board of directors. Notwithstanding anything to the contrary contained herein, the Medical Advisory Board will serve in a solely advisory capacity and the ultimate authority over medical decisions affecting Practice shall reside with Practice's Physician-Shareholders.

     5.1  Indemnification of Business Manager.  Practice shall hold Business
          -----------------------------------
Manager, its Affiliates, Representatives, successors and assigns and each of them harmless from and against any and all losses, damages, fines, costs, claims, judgments, proceedings, expenses or liabilities (including, without limitation, reasonable attorneys' fees, paralegal fees, and costs and expenses thereof) arising out of, or attributable to, or which result from, any claim of a third party with respect to, (a) the operation of the Dispensary Business or the performance of Medical Services (including, without limitation, malpractice claims) or the performance of any intentional acts, negligent acts or omissions by Practice and/or its members, employees and/or independent contractors (other than Business Manager) and (b) any miscoding or other error in medical service or optical dispensary documentation by Practice or its Physicians or Optometrists resulting in false or inaccurate billings, to the extent that such miscoding or error is prosecuted by any governmental entity or agency of competent jurisdiction, or is due to the gross negligence, willful misconduct or intentional act of the Practice or its Physicians or Optometrists. To the extent there is a penalty that is not due to the gross negligence, willful misconduct or intentional act of Practice or its Physicians or Optometrists, such penalty shall be treated as an Office Expense.

     5.11 Indemnification of Practice.  Business Manager shall hold Practice,
          ---------------------------
its Affiliates, Representatives, successors and assigns and each of them harmless from and against any and all losses, damages, fines, costs, claims, judgments, proceedings, expenses or liabilities (including, without limitation, reasonable attorneys' fees, paralegal fees, and costs and expenses thereof) arising out of, or attributable to, or which result from, any claim of a third party with respect to, (a) the performance of Management Services or the performance of any intentional acts, negligent acts or omissions by Business Manager and/or its shareholders, officers, employees and/or independent contractors (other than Practice), and (b) any miscoding or other error in medical service documentation by Business Manager or its employees resulting in false or inaccurate billings, to the extent that such miscoding or error is prosecuted by any governmental entity or agency of competent jurisdiction or is due to the gross negligence, willful misconduct or intentional act of Business Manager or its employees. To the extent there is a penalty that is not due to the gross negligence, willful misconduct or intentional act of Business Manager or its employees, such penalty shall be treated as an Office Expense.


                                  ARTICLE VI
                             FINANCIAL ARRANGEMENT

     6.1  Definitions.  For purposes of this Article 6, capitalized terms used
          -----------
herein shall have the meanings ascribed as follows:

          (a) Dispensary Business Budgeted Office Expense.  The term "Dispensary
              -------------------------------------------
Business Budgeted Office Expense" shall mean, for any month, the Dispensary Business Office Expense (other than the Dispensary Business Management Fee) established in the Budget for such month.

          (b) Dispensary Business Budgeted Practice Expense.  The term
              ---------------------------------------------
"Dispensary Business Budgeted Practice Expense" shall mean, for any month, the Dispensary Business Practice Expense (as defined in the Budget) established in the Budget for such month.

          (c) Dispensary Business Budgeted Revenue.  The term "Dispensary
              ------------------------------------
Business Budgeted Revenue" shall mean, for any month, the Dispensary Business Revenue established in the Budget for such month.

          (d) Dispensary Business Management Fee.  The term "Dispensary Business
              ----------------------------------
Management Fee" shall be, for any month, the * except in the event that either
(i) * or (ii) * for such month, in which case the "Dispensary Business Management Fee" for such month shall be *.
-------------
*    Confidential portions omitted and filed separately with the commission.

*.

          (e) Dispensary Business Monthly Fee.  The term "Dispensary Business
              -------------------------------
Monthly Fee" shall be for any month, the * for such month.

          (f) Dispensary Business Monthly Office Expense.  The term "Dispensary
              ------------------------------------------
Business Monthly Office Expense" for any month shall mean the amount of Dispensary Business Budgeted Office Expense for such month, plus or minus any difference between (i) the actual Dispensary Business Office Expense incurred by or on behalf of Practice for such month, as measured in accordance with GAAP (other than the Dispensary Business Management Fee), and (ii) Dispensary Business Budgeted Office Expense for such month.

          (g) Dispensary Business Monthly Practice Expense.  The term
              --------------------------------------------
"Dispensary Business Monthly Practice Expense" shall mean, for any month, the* for such month, except in the event that either (i) * or (ii) *, in which case the term "Dispensary Business Monthly Practice Expense" for such month shall mean *.

          (h) Dispensary Business Office Expense.  The term "Dispensary Business
              ----------------------------------
Office Expense" shall mean all Office Expenses, operating and non-operating, which constitute direct expenses to produce Dispensary Business Revenue, as determined consistent with the Budget; provided that any disagreement over whether an expense constitutes a direct expense to produce Dispensary Business Revenue shall be resolved by the Policy Board; provided, further, that expenses related to the sale of contact lenses shall not be included in Dispensary Business Office Expense.

          (i) Management Fee.  The term "Management Fee" shall mean, for any
              --------------
month, the sum of the Dispensary Business Management Fee for such month and the Principal Services Management Fee for such month.

          (j) Monthly Office Expense.  The term "Monthly Office Expense" shall
              ----------------------
mean, for any month, the sum of the Dispensary Business Monthly Office Expense for such month and the Principal Services Monthly Office Expense for such month.
-----------------
*    Confidential portions omitted and filed separately with the commission.

          (k) Monthly Practice Expense.  The term "Monthly Practice Expense"
              ------------------------
shall mean, for any month, the sum of the Dispensary Business Monthly Practice Expense for such month and the Principal Services Monthly Practice Expense for such month.

          (l) Principal Services Budgeted Office Expense.  The term "Principal
              ------------------------------------------
Services Budgeted Office Expense" shall mean, for any month, the Principal Services Office Expense (other than the Principal Services Management Fee) established in the Budget for such month.

          (m) Principal Services Budgeted Practice Expense.  The term "Principal
              --------------------------------------------
Services Budgeted Practice Expense" shall mean, for any month, the Principal Services Practice Expense (as defined in the Budget) established in the Budget for such month.

          (n) Principal Services Budgeted Revenue.  The term "Principal Services
              -----------------------------------
Budgeted Revenue" shall mean, for any month, the amount of Principal Services Revenue established in the Budget for such month.

          (o) Principal Services Management Fee.  The term "Principal Services
              ---------------------------------
Management Fee" shall be, for any month, the *, except in the event that either (i) * or (ii) *, in which case the "Principal Services Management
Fee" for such month shall be *.

          (p) Principal Services Monthly Fee.  The term "Principal Services
              ------------------------------
Monthly Fee" shall mean, for any month, the * for such month.

          (q) Principal Services Monthly Office Expense.  The term "Principal
              -----------------------------------------
Services Monthly Office Expense" shall mean, for any month, the amount of Principal Services Budgeted Office Expense for such month, plus or minus any difference between (i) the actual Principal Services Office Expense incurred by or on behalf of Practice for such month, as measured in accordance with GAAP (other than the Principal Services Management Fee), and (ii) Principal Services Budgeted Office Expense for such month.

          (r) Principal Services Monthly Practice Expense.  The term "Principal
              -------------------------------------------
Services Monthly Practice Expense" shall mean, for any month, the * for such month, except in the event that either (i) * or (ii) *, in which case the term "Principal Services Monthly Practice Expense" for such month shall mean *
-------------
*    Confidential portions omitted and filed separately with the commission.

*.

          (s) Principal Services Office Expense.  The term "Principal Services
              ---------------------------------
Office Expense" for any month shall mean all Office Expenses for such month, including expenses related to the sale of contact lenses, other than Dispensary Business Office Expenses for such month.

     6.2  Management Fee.  Practice and Business Manager agree to the
          --------------
compensation set forth herein as being paid to Business Manager in consideration of a substantial commitment made by Business Manager hereunder and that such fees are fair and reasonable. In the priority established by Section 4.9 hereof, Business Manager will be paid the following:

          (a) the amount of all Office Expense (other than the Dispensary Business Management Fee and the Principal Services Management Fee) for the previous month, paid on behalf of Practice; and

          (b) the Management Fee for the previous month.

     6.3  Reasonable Value.  Payment of the Management Fee is not intended to be
          ----------------
and shall not be interpreted or applied as permitting Business Manager to share in Practice's fees for Medical Services or any other services, but is acknowledged as the parties' negotiated agreement as to the reasonable fair market value of the equipment, contract analysis and support, other support services, purchasing, personnel, office space, management, administration, strategic management and other items and services furnished by Business Manager pursuant to this Management Services Agreement, after giving effect to the nature and volume of the services required and the risks assumed by Business Manager. The parties agree that it is appropriate to calculate and apply separate fees for the management of the Dispensary Business and Principal Services, due to (i) the amount of Business Manager Expense incurred by Business Manager in connection with the management of the operations of the Dispensary Business, (ii) the fair market value of the management services provided by Business Manager with respect to each of the Dispensary Business and financial services and (iii) the nature and volume of the services required and the risks assumed by Business Manager with respect to each of the Dispensary Business and Principal Services.

     6.4  Payment of Management Fee.  To facilitate the payment of the
          -------------------------
Management Fee as provided in Section 6.2 hereof, and subject to the priority of payment methodology set forth in Section 4.9 hereof, Practice hereby expressly authorizes Business Manager to make withdrawals of the Management Fee from the Depository Account as such fee becomes due and payable during the Term and thereafter as provided in Section 7.3 hereof.

     6.5  Accounts Receivable.  Unless otherwise prohibited by law, to assure
          -------------------
that Practice receives the entire amount of professional fees for its services and to assist Practice in maintaining reasonable cash flow for the payment of Office Expense, Practice hereby agrees to sell, and

--------------
* Confidential portions omitted and filed separately with the commission.

Business Manager hereby agrees to purchase, with respect to any month during the Term and with recourse to Practice for the amount of the purchase, accounts receivable of Practice (the "Purchased Receivables") (i) in an amount equal to the difference, if any, between (A) the sum of the Monthly Office Expense and the Monthly Practice Expense paid or accrued by Business Manager for such month and (B) the amount of cash collections deposited into the Depository Account during such month and used to pay all or any portion of the Office Expenses and the Monthly Practice Expense, by transferring such amount into the Depository Account, and (ii) in an amount equal to the difference, if any, between the Management Fee and the amount of cash collections deposited into the Depository Account during such month and used to pay all or any portion of the Management Fee, in satisfaction of Practice's obligation to pay Business Manager the Management Fee. The consideration paid to Business Manager for the purchase shall be an amount equal to the Principal Services Revenue and Dispensary Business Revenue with respect to the Purchased Receivables, computed in accordance with GAAP on an accrual basis net of Adjustments. Although it is the intention of the parties that Business Manager purchase and thereby become the owner of the Purchased Receivables of Practice, in the event such purchase shall be ineffective for any reason, to secure the payment and performance of Practice's obligations hereunder, Practice is hereby concurrently and irrevocably granting, giving, assigning and pledging to Business Manager all of Practice's assets and accounts receivable. This Management Services Agreement shall constitute a security agreement with respect to Practice's assets and accounts receivable and may be filed under the Uniform Commercial Code in each state in which Practice does business. Practice shall cooperate with Business Manager and execute all agreements or documents, including any security agreements and financing statements, in connection with the granting of such security interest to Business Manager or at Business Manager's option, its lenders, that such persons deem necessary or appropriate. All collections with respect to the Purchased Receivables by Business Manager shall be received by Business Manager as the agent of Practice and shall be endorsed to Business Manager and deposited in a bank account at a bank designated by Business Manager. To the extent Practice comes into possession of any payments in respect of the Purchased Receivables, Practice shall direct such payments to Business Manager for deposit in bank accounts designated by Business Manager. Without limiting the foregoing, to ensure that a reasonable cash flow is maintained for the payment of Office Expenses hereunder, Practice shall not, except as expressly contemplated herein, sell, assign, transfer, pledge, mortgage or in any way encumber, the accounts receivable of Practice without the express written consent of Business Manager.

     6.6  Disputes Regarding Fees.
          -----------------------

          (a) It is the parties' intent that any disputes regarding Business Manager's calculation of or accounting for fees under Section 4.10(b) and under this Article 6 shall be resolved to the extent possible by good faith negotiations. To that end, the parties agree that if Practice in good faith believes that Business Manager has failed to accurately make such calculations or conduct such accounting, and that as a result of such failure, Practice is entitled to a set-off or reduction in its Management Fees, Practice shall give Business Manager notice of the perceived failure and request in the notice a set-off or reduction in Management Fees. Business Manager and Practice shall then negotiate the dispute in good faith, and if an agreement is reached, the parties shall implement the resolution without further action.

               (i)    If the parties cannot reach a resolution within thirty
     (30) days, and the amount at issue is $25,000 or less, then the dispute shall be submitted to the Policy Board. The Policy Board shall then consider, develop and implement a resolution of such dispute which shall be final and binding upon Practice and Business Manager.

               (ii) If the amount in dispute is greater than $25,000, and Business Manager and Practice fail to resolve the dispute, then such dispute shall be submitted by either party to binding arbitration as described by Article 9 of the Purchase Agreement. The parties hereto expressly acknowledge and agree that any arbitration regarding a dispute under this Section (b)(ii) shall be limited solely to the determination of the amount of fees due and owing either party, and shall not address or rule in any manner on matters relating to any alleged breaches by either party hereto or any potential remedies therefor.

          (b) In the event Business Manager fails to perform any of its material obligations in accordance with and as required under Sections 4.1(a),
(c) and (e), 4.2, 4.3, 4.8(a), (b), (d) and (f), 4.9 and 4.10(b), and Business
Manager fails to perform such material obligations within thirty (30) days after its receipt of written notice from Practice specifying any such deficiency in detail (or shall fail to diligently pursue efforts to cure to the extent such obligation cannot be reasonably performed within such thirty day period), then Practice shall be entitled to retain a third party to perform such obligation, and setoff the reasonable out-of-pocket costs relating thereto against the Management Fee payable to Business Manager pursuant to this Article 6 hereof. In the event Practice retains a third party to perform such obligation, Business Manager shall have the continuing right to resume performance of such obligation, and upon doing so, Practice shall terminate its relationship with such third party.

                                  ARTICLE VII
                             TERM AND TERMINATION

     7.1  Initial and Renewal Term.  The Term of this Management Services
          ------------------------
Agreement will be for an initial period of forty (40) years after the Original Effective Date, and shall be automatically renewed for successive five (5) year periods thereafter, provided that neither Business Manager nor Practice shall have given notice of termination of this Management Services Agreement at least one hundred twenty (120) days before the end of the initial term or any renewal term, or unless otherwise terminated as provided in Section 7.2 hereof.

      7.2 Termination.
          -----------

          (a)  Termination By Business Manager.  Business Manager may terminate
               -------------------------------
this Management Services Agreement upon the occurrence of any one of the following events which shall be deemed to be "for cause:"

               (i) The suspension, restriction, revocation or cancellation, within a one-year period, for a period of greater than one hundred eighty
     (180) days, of any three (3) or more Physicians' licenses to practice medicine in the States of Missouri and/or Kansas;

               (ii) Practice's loss or suspension of its Medicare or Medicaid provider number, and/or Practice's restriction from treating patients of the Medicare or Medicaid programs for a period of six (6) months;

               (iii) The dissolution of Practice (other than in connection with a reorganization of Practice), or the filing by Practice of a petition in voluntary bankruptcy, an assignment for the benefit of creditors, or other action taken voluntarily under any state or federal statute for the protection of debtors;

               (iv) The filing against Practice of an involuntary petition under any bankruptcy statute, or the appointment of a custodian, receiver, trustee or assignee for the benefit of creditors, and such condition shall continue undischarged or undismissed for sixty (60) days; and

               (v) Practice materially defaults in the performance of any of its material duties or obligations hereunder, and shall fail to cure such default within sixty (60) days after Practice receives notice from Business Manager specifying the nature of such default.

          (b)  Termination By Practice. Practice may terminate this Management
               -----------------------
Services Agreement upon any of the following occurrences which shall be deemed to be "for cause":

               (i) In the event that a court of competent jurisdiction makes a final determination that Business Manager has materially breached a fiduciary duty owed to Practice, Practice may terminate this Management Services Agreement upon ten (10) days' notice to Business Manager; or

               (ii) With ten (10) days' notice to Business Manager, in the event Business Manager (A) intentionally and in bad faith misappropriates Practice's funds, or (B) misapplies Practice's funds and fails to correct such misapplication within thirty (30) days of receipt of notice from Practice describing with particularity the misapplication.

          (c)  Termination by Agreement.  In the event Practice and Business
               ------------------------
Manager shall mutually agree in writing, this Management Services Agreement may be terminated on the date specified in such written agreement.

          (d)  Legislative, Regulatory or Administrative Change.  In the event
               ------------------------------------------------
there shall be a change in the Medicare or Medicaid statutes, state or federal statutes, case law, regulations or general instructions, the interpretation of any of the foregoing, the adoption of new federal or state legislation, or a change in any third-party reimbursement system, any of which are reasonably likely to materially and adversely affect the manner in which either party may perform or be compensated for its services under this Management Services Agreement or which shall make this Management Services Agreement unlawful, the parties shall immediately enter into good faith negotiations regarding a new service arrangement or basis for compensation for the services furnished pursuant to this Management Services Agreement that complies with the law, regulation or policy and that approximates as closely as possible the economic position of the parties prior to the change. If good faith negotiations cannot resolve the matter, it shall be submitted to arbitration in accordance with Article 8 of this Management Services Agreement; provided, however, that the scope of such arbitration shall be limited to conforming with the purpose and intent of this Section 7.2(d) and the arbitrator will have no authority to suspend or terminate this Management Services Agreement. If a court of competent jurisdiction compels or requires a party hereto to refrain from performing its duties and obligations hereunder, or a party's performance hereunder shall be directly violative of a court order directed at such party, then, to the extent necessary to comply with such court order, this Management Services Agreement shall be deemed suspended. In no event shall such suspension be construed to relieve either party's obligation under this Section 7.2(d) and the parties will immediately commence good faith negotiations regarding a new service arrangement or compensation structure that is in compliance with any such court order, which arrangement or structure will allocate the economic aspects of the relationship between the parties in a manner as nearly as possible as that intended by this Management Services Agreement.

     7.3  Effects of Termination.  Upon termination of this Management Services
          ----------------------
Agreement, as heretofore provided, neither party shall have any further obligations hereunder except for (i) obligations accruing prior to the date of termination, including, without limitation, payment of the Management Fees, Office Expense and Practice Expense relating to services provided prior to the termination of this Management Services Agreement, (ii) obligations, promises or covenants set forth herein that are expressly set forth herein to extend beyond the Term under the circumstances giving rise to such termination, including, without limitation, indemnity, confidentiality and noncompetition provisions and
Section 7.7, which provisions shall survive the expiration or termination of this Management Services Agreement by Business Manager for cause, and (iii) the applicable obligations of Practice and Business Manager described in Section 7.4 or 7.5 hereof. In effectuating the provisions of this Section 7.3, Practice specifically acknowledges and agrees that Business Manager shall continue to collect and receive on behalf of Practice all cash collections from accounts receivable in existence at the time this Management Services Agreement is terminated, it being understood that such cash collections will be applied in accordance with Section 4.9 hereof, and will represent, in part, compensation to Business Manager for management services already rendered and compensation on accounts receivable purchased by Business Manager. Upon the expiration or termination of this Management Services Agreement for any reason or cause whatsoever, Business Manager shall surrender to Practice all books and records pertaining to Practice's medical practice.

     7.4  Repurchase Obligation.  Upon termination of this Management Services
          ---------------------
Agreement by Business Manager for cause or by Practice without cause, Business Manager shall have the right, but not the obligation, to require Practice to comply with the terms and conditions of this Section 7.4. In the event Business Manager exercises such right by delivering notice to Practice within sixty (60) days of such termination, then Practice shall be required to:

          (a) Purchase from Business Manager at the greater of book or fair market value the intangible assets, deferred charges and all other amounts on the books of Business Manager relating to the Management Services Agreement as adjusted, through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect amortization or depreciation of the intangible assets, deferred charges or covenants;

          (b) Purchase from Business Manager any real estate owned by Business Manager and used as an Office at the greater of the appraised fair market value thereof or the then book value thereof. In the event of any repurchase of real property, the appraised value shall be determined by Business Manager and Practice, each selecting a duly qualified appraiser, who in turn will agree on a third appraiser. This agreed-upon appraiser shall perform the appraisal which shall be binding on both parties. In the event either party fails to select an appraiser within fifteen (15) days of the selection of an appraiser by the other party, the appraiser selected by the other party shall make the selection of the third-party appraiser;

          (c) Purchase at the greater of book or fair market value all improvements, additions, or leasehold improvements that have been made by Business Manager at any Office and that relate solely to the performance of Business Manager's obligations under this Management Services Agreement;

          (d) Assume all debt and all contracts, payables and leases that are obligations of Business Manager and that relate principally to the performance of Business Manager's obligations under this Management Services Agreement or the properties leased or subleased hereunder as an Office by Business Manager; and

          (e) Purchase from Business Manager: (i) at book value all of the equipment listed in the ECM Transaction Agreements or the exhibits thereto and
(ii) at the greater of book or fair market value all of the equipment which (A) was owned by the Predecessor Professional Corporation (but not any subsidiary thereof) immediately prior to the effective date of the Stock Purchase Agreement and (B) was owned by Business Manager immediately following the consummation of the Stock Purchase Agreement, including all replacements and additions thereto made by Business Manager pursuant to the performance of its obligations under this Management Services Agreement, and all other assets, including inventory and supplies, and tangibles and intangibles, set forth on the books of Business Manager as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect operations of the Office, depreciation, amortization and other adjustments of assets shown on the books of Business Manager.

In the event Business Manager exercises its rights pursuant to this Section 7.4, Practice shall have the obligation to purchase all, and not less than all, of the items listed in subparagraphs (a) through (e) above. In no event, however, shall this Section 7.4 be construed as enabling Practice to repurchase any assets owned by any subsidiaries of Predecessor Professional Corporation or used in connection with the operation of the ambulatory surgery centers owned and operated by subsidiaries of Predecessor Professional Corporation prior to the effective date of the Stock Purchase Agreement (the "ASC Assets "). The ASC Assets are expressly excluded from the assets enumerated in subparagraphs (a) through (e) above, and Practice shall have no right to repurchase the ASC Assets under this Section 7.4, unless Business Manager shall so elect in writing, in which case Practice shall be required to repurchase the ASC Assets at the greater of the then book or fair market value. For purposes of this Article 7, "fair market value" of a particular item shall be an amount mutually agreed upon by Practice and Business Manager. If Practice and Business Manager are unable to reach agreement on such value after ten (10) days of deliberations, then such fair market value shall be determined by an independent, duly qualified appraiser mutually agreed upon by Practice and Business Manager. If Practice and Business Manager cannot agree upon an appraiser within ten (10) days, then each party shall select a duly qualified appraiser, who in turn will select a third appraiser. This agreed-upon appraiser shall perform the appraisal which shall be binding upon both parties. All expenses of such appraisal shall be borne fifty percent (50%) by Business Manager and fifty percent (50%) by Practice.

     7.5  Repurchase Option.  Upon termination of this Management Services
          -----------------
Agreement by Practice for cause pursuant to Section 7.2(b) hereof, by Business Manager without cause or upon expiration of the Term, Practice shall have the right, but not the obligation, to:

          (a) Purchase from Business Manager at book value the intangible assets, deferred charges and all other amounts on the books of Business Manager relating to the Management Services Agreement as adjusted, through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect amortization or depreciation of the intangible assets, deferred charges or covenants;

          (b) Purchase from Business Manager any real estate owned by Business Manager and used as an Office at the greater of the appraised fair market value or then book value thereof. In the event of any repurchase of real property, the appraised value shall be determined in accordance with the appraisal mechanism described in Section 7.4 hereof;

          (c) Purchase at book value all improvements, additions or leasehold improvements that have been made by Business Manager at any Office and that relate solely to the performance of Business Manager's obligations under this Management Services Agreement;

          (d) Assume all debt and all contracts, payables and leases that are obligations of Business Manager and that relate principally to the performance of Business Manager's obligations under this Management Services Agreement or the properties leased or subleased by Business Manager; and

          (e) Purchase from Business Manager: (i) at book value all of the equipment listed in the ECM Transaction Agreements or the exhibits thereto, and
(ii) at the greater of book or fair market value all of the equipment which (A) was owned by the Predecessor Professional Corporation (but not any subsidiary thereof) immediately prior to the effective date of the Stock Purchase Agreement and (B) was owned by Business Manager immediately following the Consummation of the Stock Purchase Agreement, including all replacements and additions thereto made by Business Manager pursuant to the performance of its obligations under this Management Services Agreement, and all other tangible assets, including inventory and supplies, set forth on the books of Business Manager as adjusted through the last day of the month most recently ended prior to the date of such termination in accordance with GAAP to reflect operations of the Office, depreciation, amortization and other adjustments of assets shown on the books of Business Manager.

In the event Practice exercises its rights pursuant to this Section 7.5, Practice shall have the obligation to purchase all, and not less than all, of the items listed in subparagraphs (a) through (e). In no event, however, shall this Section 7.5 be construed as enabling Practice to repurchase the ASC Assets. The ASC Assets are expressly excluded from the assets enumerated in subparagraphs (a) through (e) above and Practice shall have no right to repurchase the ASC Assets under this Section 7.5 unless Business Manager shall so elect in writing, in which case Practice shall be required to repurchase the ASC Assets at fair market value. In lieu of paying cash for the items described in this Section 7.5 or under Section 7.4, Practice shall have the option of using Stock (as defined in the Original Transaction Agreements) contributed by the Physician-Shareholders to Practice to transfer to Business Manager that number of shares of Stock (as such term is defined in the Original Transaction Agreements) which, based on the then fair market value of such shares (determined in accordance with a consistent application of the valuation procedure established under Section 4.2(g) of the Employment Agreements), equals the cash amount required pursuant to this Section 7.5. or under Section 7.4.

     7.6  Closing of Repurchase.  Except as expressly provided in Section 7.5
          ---------------------
hereof, Practice shall pay cash for the repurchased assets. The amount of the purchase price shall be reduced by the amount of debt and liabilities of Business Manager, if any, assumed by Practice. Practice and, if required by law, any Physician associated with Practice, shall execute such documents as may be required, (i) for Practice to assume the liabilities set forth in Section 7.4(d) or 7.5(d) hereof, as applicable, and (ii) for Practice to indemnify or remove Business Manager from any liability with respect to such repurchased asset with respect to any property leased or subleased by Business Manager. Business Manager shall execute such documents as may be required to convey the assets, free and clear of all liens (except for those liens assumed by Practice). The closing date for the repurchase shall be determined by mutual agreement of Practice and Business Manager but shall in no event occur later than one hundred eighty (180) days from the date of notice of termination. The termination of this Management Services Agreement shall become effective upon the closing of the sale of the assets under Section 7.4 or 7.5 hereof, as the case may be, and all parties shall be released from any restrictive covenants provided for in Section 5.7 hereof on such closing date. From and after any termination, each party shall provide the other party with reasonable access to the books and records then owned by it to permit such requesting party to satisfy reporting and contractual obligations that may be required of it.

     7.7  Rights and Remedies.  In the event of a material breach of this
          -------------------
Management Services Agreement by either party hereunder, the nonbreaching party shall have, in addition to any other rights and remedies contained in this Management Services Agreement, all rights and remedies available to such party at law or equity. Without limiting the generality of the foregoing, the parties acknowledge and agree that Business Manager entered into this Management Services Agreement with the understanding that the Term of this Management Services Agreement would be forty years. In the event of a material breach hereunder by Practice, the parties acknowledge and agree that the actual damages to be suffered by Business Manager will be difficult to ascertain.

Practice recognizes that, in the event Practice shall fail to perform, observe or discharge any of its duties, obligations or liabilities under this Management Services Agreement, any remedy at law may prove to be inadequate relief to Business Manager. Therefore, Practice agrees that, if Business Manager so elects and in addition to any other remedies available at law or equity, Business Manager shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages, to specific performance of any provision hereof. In addition to all other remedies of Business Manager for any material breach hereunder by Practice, and without limiting any and all rights set forth herein, Business Manager may set-off any and all amounts which are due or which Business Manager reasonably believes will become due and owing to Business Manager under this Agreement and against any and all amounts which are held in escrow pursuant to the terms and conditions of an Escrow Agreement by and among Business Manager, Practice, certain Physician-Shareholders of Practice, and Harris Trust and Savings Bank dated as of March 3, 1997, and an Amended and Restated Escrow Agreement by and among Business Manager, Practice, certain Physician-Shareholders of Practice and EyeCare Midwest LLC, and Harris Trust and Savings Bank dated as of the Effective Date.

     7.8  Interpretation.  The purpose and intent of this Article 7 is to
          --------------
establish the limited instances in which a party may terminate this Management Services Agreement. Unless the parties mutually agree to terminate this Management Services Agreement, neither party shall be entitled to terminate this Management Services Agreement prior to the expiration of the Term unless a party's breach gives rise to a termination "for cause" pursuant to Section 7.2(a) or (b) hereof, as the case may be. Nothing in this Management Services Agreement (including Section 7.4 hereof) shall be construed as permitting Practice to terminate this Management Services Agreement without cause.


                                  ARTICLE VII
                           MEDIATION AND ARBITRATION

     The parties hereto shall negotiate in good faith to resolve any controversy, dispute, claim or disagreement arising out of or relating to this Management Services Agreement or the breach of this Management Services Agreement. Any such dispute, controversy, disagreement or claim (including, without limitation, tort claims, requests for provisional remedies or other interim relief, and issues as to arbitrability of any matter) arising from any provision in this Management Services Agreement which specifically provides for arbitration as a potential remedy, that cannot be settled through negotiation shall be settled (a) first, by the parties trying in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association ("AAA") (such mediation session to be held in Kansas City, Missouri and to commence within fifteen (15) days after the appointment of the mediator by the AAA), and (b) if the dispute, controversy, disagreement or claim cannot be settled by mediation, then by arbitration administered by the AAA under its Commercial Arbitration Rules (such arbitration to be held in Kansas City, Missouri before a single arbitrator mutually agreed upon by the parties hereto and to commence with fifteen (15) days after the appointment of the arbitrator by the AAA), and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The parties acknowledge that all other disputes arising under this Management Services

Agreement, including, without limitation, any allegations of breach by either party, shall not be subject to arbitration.


                                  ARTICLE IX
                                 MISCELLANEOUS

     9.1  Administrative Services Only.  Nothing in this Management Services
          ----------------------------
Agreement is intended or shall be construed to allow Business Manager to exercise control or direction over the manner or method by which Practice and its Physicians and Optometrists perform Medical Services or other professional health care services. The rendition of all Medical Services, including, but not limited to, the prescription or administration of medicine and drugs shall be the sole responsibility of Practice and its Physicians and Optometrists, and Business Manager shall not interfere in any manner or to any extent therewith. Nothing contained herein shall be construed to permit Business Manager to engage in the practice of medicine, it being the sole intention of the parties hereto that the services to be rendered to Practice by Business Manager are solely for the purpose of providing nonmedical management and administrative services to Practice to enable Practice to devote its full time and energies to the professional conduct of its medical practice and provision of Medical Services to its patients and not to administration or practice management. Practice, through the Physicians and Optometrists, shall be responsible for and shall have complete authority, responsibility, supervision and control over the opticians and other employees of Business Manager providing services in connection with the Dispensary Business, consistent with the requirements necessary to satisfy the "in-office ancillary services exception" to the Stark Act.

     9.2  Status of Contractor.  It is expressly acknowledged that the parties
          --------------------
hereto are "independent contractors," and nothing in this Management Services Agreement is intended and nothing shall be construed to allow either party to exercise control or direction over the manner or method by which the other party performs the services that are the subject matter of this Management Services Agreement; provided that the services to be provided hereunder shall be furnished in a manner consistent with the standards governing such services and the provisions of this Management Services Agreement. Each party understands and agrees that (i) neither party will withhold on behalf of the other party any sums for income tax, unemployment insurance, social security or any other withholding pursuant to any law or requirement of any governmental body or make available any of the benefits afforded to its employees, (ii) all of such payments, withholdings and benefits, if any, are the sole responsibility of the party incurring the liability, and (iii) each party will indemnify and hold the other harmless from any and all loss or liability arising with respect to such payments, withholdings and benefits, if any.

     9.3  Notices.  Any notice, demand or communication required, permitted or
          -------
desired to be given hereunder shall be in writing and shall be served on the parties at the following respective addresses:

     Practice:

          Hunkeler Eye Centers, P.C.
          4321 Washington
          Suite 6000
          Kansas City, Missouri 64111
          Facsimile:  (816) 931-4733
          Attention:  Physician members of Policy Board

     with a copy to:

          Lathrop & Gage L.C.
          2345 Grand Boulevard
          Kansas City, Missouri 64108
          Facsimile:  (816) 292-2001
          Attention:  Judith Weaver, Esq.

     Business Manager:

          NovaMed Management of Kansas City,
          Inc.
          980 North Michigan Avenue, Suite 1620
          Chicago, Illinois  60611
          Facsimile:  (312) 664-4250
          Attention:  Stephen J. Winjum
                      John W. Lawrence, Jr.

     with a copy to:

          Katten Muchin & Zavis
          525 West Monroe, Suite 1600
          Chicago, Illinois  60661
          Facsimile:  (312) 902-1061
          Attention:  Steven V. Napolitano, Esq.

or to such other address, or to the attention of such other person or officer, as any party may by written notice designate. Any notice, demand, or communication required, permitted or desired to be given hereunder shall be sent either (a) by hand delivery, in which case notice shall be deemed received when actually delivered, (b) by prepaid certified or registered first class mail, return receipt requested, in which case notice shall be deemed received five calendar days after deposit, postage prepaid in the United States Mail, (c) by facsimile if also delivered by hand, or deposited in the United States Mail, postage prepaid, registered or certified mail, on or before two (2) business days after its delivery by facsimile, in which case notice shall be deemed received one (1) business day after the facsimile transmission, or (d) by a nationally recognized overnight courier, in which case notice shall be deemed received one business day after prepaid deposit with such courier.

     9.4  Governing Law.  This Management Services Agreement shall be governed
          -------------
by the laws of the State of Missouri applicable to agreements to be performed wholly within the State of Missouri. Missouri law was chosen by the parties after negotiation to govern interpretation of this Management Services Agreement.

     9.5  Assignment.  Except as may be herein specifically provided to the
          ----------
contrary, this Management Services Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and permitted assigns.

          (a) Practice may not assign this Management Services Agreement without the prior written consent of Business Manager, which consent may be withheld in Business Manager's discretion. The sale, transfer, pledge or assignment of any of the voting interests of Practice held by any Physician-Shareholder or the issuance by Practice of voting interests to any other person, or any combination of such transactions within a period of one (1) year, such that the existing Physician-Shareholders in Practice immediately prior to such transactions or the beginning of the one-year period, as applicable, fail to maintain a majority of the voting interests in Practice shall be deemed an attempted assignment by Practice, and shall be null and void unless consented to in writing by Business Manager prior to any such transfer or issuance. Any breach of this provision, whether or not void or voidable, shall constitute a material breach of this Management Services Agreement, and in the event of such breach, Business Manager may terminate this Management Services Agreement upon thirty (30) days' notice to Practice. The parties agree Business Manager or any transferee shall have the right to (i) assign its rights and obligations hereunder to any third party and (ii) collaterally assign its interest in this Management Services Agreement and its other rights hereunder to any financial institution or other third party without the consent of Practice.

          (b) Business Manager or permitted assignee shall have the right to assign its rights, duties and obligations hereunder without the consent of Practice;

              (i) to any Affiliate of Business Manager or, NovaMed Parent, including without limitation any direct or indirect majority owned subsidiary of NovaMed Parent;

              (ii) in connection with and in contemplation of a reorganization, merger, consolidation or sale of all or substantially all of the capital stock or assets of NovaMed Parent (or any other transaction substantially similar in effect); and

              (iii) as a collateral assignment of its rights (but not its duties) to any financial institution or other entity.

     9.6  Waiver of Breach.  The waiver by either party of a breach or violation
          ----------------
of any provision of this Management Services Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     9.7  Enforcement.  In the event either party resorts to legal action to
          -----------
enforce or interpret any provision of this Management Services Agreement, the prevailing party shall be entitled to recover the costs and expenses of such action so incurred, including, without limitation, reasonable attorneys' fees.

     9.8  Gender and Number.  Whenever the context of this Management Services
          -----------------
Agreement requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

     9.9  Additional Assurances.  Except as may be specifically provided herein
          ---------------------
to the contrary, the provisions of this Management Services Agreement shall be self-operative and shall not require further agreement by the parties; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as are reasonable, and as the requesting party may reasonably deem necessary, to effectuate this Management Services Agreement.

     9.10 Consents, Approvals, and Exercise of Discretion.  Whenever this
          -----------------------------------------------
Management Services Agreement requires any consent or approval to be given by either party, or either party must or may exercise discretion, and except where specifically set forth to the contrary, the parties agree that such consent or approval shall not be unreasonably withheld or delayed, and that such discretion shall be reasonably exercised.

     9.11 Force Majeure.  Neither party shall be liable or deemed to be in
          -------------
default for any delay or failure in performance under this Management Services Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party unless such delay or failure in performance is expressly addressed elsewhere in this Management Services Agreement.

     9.12 Severability.  The parties hereto have negotiated and prepared the
          ------------
terms of this Management Services Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Management Services Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, such provision shall be as narrowly construed as possible, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Management Services Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Management Services Agreement is in violation of applicable law, then the parties agree to negotiate in good faith to amend the Management Services Agreement, to the extent possible consistent with its purposes, to conform to law.

     9.13 Divisions and Headings.  The divisions of this Management Services
          ----------------------
Agreement into articles, sections and subsections, and the use of captions and headings in connection therewith is solely for convenience and shall not affect in any way the meaning or interpretation of this Management Services Agreement.

     9.14 Amendments and Management Services Agreement Execution.  This
          ------------------------------------------------------
Management Services Agreement and amendments hereto shall be in writing and executed in multiple copies on behalf of Practice and Business Manager by their respective duly authorized officers and Representatives. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

     9.15 Entire Management Services Agreement.  With respect to the subject
          ------------------------------------
matter of this Management Services Agreement, this Management Services Agreement amends and restates, and supersedes all previous contracts, including, without limitation, the Original HEC MSA (which this Management Services Agreement amends and restates) and the EyeCare Midwest MSA, and constitutes the entire agreement between the parties. Notwithstanding the foregoing, execution of this Management Services Agreement will not impair or otherwise limit the ability of either party to enforce the provisions of the Original HEC MSA or the EyeCare Midwest MSA with respect to obligations accruing under the Original HEC MSA or the EyeCare Midwest MSA prior to the Effective Date of this Management Services Agreement, including, without limitation, payment of fees and expenses relating to services provided prior to the Effective Date of this Management Services Agreement, except to the extent determined not to be payable in connection with the execution of this Management Services Agreement. Neither party shall be entitled to benefits other than those specified herein. Except as otherwise provided herein, no prior oral statements or contemporaneous negotiations or understandings or prior written material not specifically incorporated herein shall be of any force and effect, and no changes in or additions to this Management Services Agreement shall be recognized unless incorporated herein by amendment as provided herein, such amendment to become effective on the date stipulated in such amendment. The parties specifically acknowledge that, in entering into and executing this Management Services Agreement, the parties rely solely upon the representations and agreements contained in this Management Services Agreement and no others.

     IN WITNESS WHEREOF, Practice and Business Manager have caused this Management Services Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE SPECIFICALLY ENFORCED BY THE PARTIES.

                              PRACTICE:

                              HUNKELER EYE CENTERS, P.C.

                              By: /s/ John D. Hunkeler
                                 -------------------------------------
                              Name: John D. Hunkeler
                                   -----------------------------------
                              Title: President
                                    ----------------------------------


                              BUSINESS MANAGER:

                              NOVAMED MANAGEMENT OF KANSAS CITY, INC., a Missouri corporation



                              By: /s/ Stephen J. Winjum
                                 -----------------------------------
                                   Stephen J. Winjum,
                                   President


     Business Manager shall have the right to utilize NovaMed EyeCare Management, L.L.C. ("NovaMed Management") to provide Management Services pursuant to this Agreement. NovaMed Management shall assist Business Manager in rendering Management Services under this Agreement and, to the extent Business Manager does not have the ability to provide such Management Services, NovaMed Management shall provide and, to the extent necessary, guarantee the performance of, any and all obligations of Business Manager.


                              NOVAMED EYECARE MANAGEMENT, LLC, a Delaware limited liability company


                              By: /s/ Stephen J. Winjum
                                 -----------------------------------
                                   Stephen J. Winjum,
                                   President

                                  EXHIBIT 1.4
                                MID-YEAR BUDGET



                                 See Attached

Hunkeler Eye Centers, P.C.
_______________________________________________________________________________
1999 MSA Budget

    Description                             Jan     Feb        Mar     Apr        May     Jun
---------------------------------        -----------------  -----------------  -----------------
Principal Services

Revenue
-------
  Principal Services revenue               *       *          *       *          *       *
  ASC facility revenue                     *       *          *       *          *       *
  Optical revenue - glasses                *       *          *       *          *       *
  Optical revenue - contacts               *       *          *       *          *       *
  Optometric revenue                       *       *          *       *          *       *
  Other revenue                            *       *          *       *          *       *
  Contractual adjustments                  *       *          *       *          *       *
                                           *       *          *       *          *       *
                                           *       *          *       *          *       *

  Other Revenue                            *       *          *       *          *       *

Principal Services Budgeted Revenue        *       *          *       *          *       *


Expenses
--------

Salaries and Wages:
  Center Staff Salaries:                   *       *          *       *          *       *
  ----------------------
    Administration                         *       *          *       *          *       *
    Technician                             *       *          *       *          *       *
    Nurses                                 *       *          *       *          *       *
    Other salaries                         *       *          *       *          *       *
    Overtime pay                           *       *          *       *          *       *
                                           *       *          *       *          *       *

  Payroll Taxes & Benefits
  ------------------------
  Vacation & leave pay                     *       *          *       *          *       *
  Bonuses                                  *       *          *       *          *       *
  Incentive compensation                   *       *          *       *          *       *
  FICA Tax                                 *       *          *       *          *       *
  SUI                                      *       *          *       *          *       *
  FUI                                      *       *          *       *          *       *
  Other payroll taxes                      *       *          *       *          *       *
  Labor allocation                         *       *          *       *          *       *
  401k Match                               *       *          *       *          *       *
  Life & Disability ins.                   *       *          *       *          *       *
  Employee Health ins.                     *       *          *       *          *       *


                 Benefits %
     Total Salaries & Wages                *       *          *       *          *       *

MD/OD Compensation                         *       *          *       *          *       *
                                           *       *          *       *          *       *

Pharmaceuticals and supplies:              *       *          *       *          *       *
  Principal Services supplies              *       *          *       *          *       *
  ASC - general                            *       *          *       *          *       *
  ASC - refractive                         *       *          *       *          *       *
  Pillar point fees                        *       *          *       *          *       *
  Optical COS - glasses                    *       *          *       *          *       *
  Optical COS - contacts                   *       *          *       *          *       *
  Optometric supplies                      *       *          *       *          *       *
    Total Pharmac. & Supplies              *       *          *       *          *       *

    * Confidential portions omitted and filed separately with the commission.

    Description                            Jul     Aug        Sep     Oct       Nov     Dec                  Total 1998    %
----------------------------------------------------------------------------------------------             -------------------
Principal Services

Revenue
-------
  Principal Services revenue               *       *          *       *          *       *     *  *   *  *             *
  ASC facility revenue                     *       *          *       *          *       *     *  *   *  *             *
  Optical revenue - glasses                *       *          *       *          *       *     *  *   *  *             *
  Optical revenue - contacts               *       *          *       *          *       *     *  *   *  *             *
  Optometric revenue                       *       *          *       *          *       *     *  *   *  *             *
  Other revenue                            *       *          *       *          *       *     *  *   *  *
  Contractual adjustments                  *       *          *       *          *       *     *  *   *  *
                                           *       *          *       *          *       *     *  *   *  *
                                           *       *          *       *          *       *     *  *   *  *

  Other Revenue                            *       *          *       *          *       *     *  *   *  *

Principal Services Budgeted Revenue        *       *          *       *          *       *     *  *   *  *             *


Expenses
--------

Salaries and Wages:
  Center Staff Salaries:                   *       *          *       *          *       *     *  *   *  *
  ----------------------
    Administration                         *       *          *       *          *       *     *  *   *  *
    Technician                             *       *          *       *          *       *     *  *   *  *
    Nurses                                 *       *          *       *          *       *     *  *   *  *
    Other salaries                         *       *          *       *          *       *     *  *   *  *
    Overtime pay                           *       *          *       *          *       *     *  *   *  *             #VALUE!
                                           *       *          *       *          *       *     *  *   *  *

  Payroll Taxes & Benefits
  ------------------------
  Vacation & leave pay                     *       *          *       *          *       *     *  *   *  *
  Bonuses                                  *       *          *       *          *       *     *  *   *  *
  Incentive compensation                   *       *          *       *          *       *     *  *   *  *
  FICA Tax                                 *       *          *       *          *       *     *  *   *  *
  SUI                                      *       *          *       *          *       *     *  *   *  *
  FUI                                      *       *          *       *          *       *     *  *   *  *
  Other payroll taxes                      *       *          *       *          *       *     *  *   *  *
  Labor allocation                         *       *          *       *          *       *     *  *   *  *
  401k Match                               *       *          *       *          *       *     *  *   *  *
  Life & Disability ins.                   *       *          *       *          *       *     *  *   *  *
  Employee Health ins.                     *       *          *       *          *       *     *  *   *  *

                                                                                                                       #VALUE!
                 Benefits %                                                                                   #VALUE!
     Total Salaries & Wages                *       *          *       *          *       *     *  *   *  *             *

MD/OD Compensation                         *       *          *       *          *       *     *  *   *  *             *
                                           *       *          *       *          *       *     *  *   *  *             *

Pharmaceuticals and supplies:              *       *          *       *          *       *     *  *   *  *             *
  Principal Services supplies              *       *          *       *          *       *     *  *   *  *             *
  ASC - general                            *       *          *       *          *       *     *  *   *  *             *
  ASC - refractive                         *       *          *       *          *       *     *  *   *  *             *
  Pillar point fees                        *       *          *       *          *       *     *  *   *  *             *
  Optical COS - glasses                    *       *          *       *          *       *     *  *   *  *             *
  Optical COS - contacts                   *       *          *       *          *       *     *  *   *  *             *
  Optometric supplies                      *       *          *       *          *       *     *  *   *  *             *
    Total Pharmac. & Supplies              *       *          *       *          *       *     *  *   *  *             *


Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
G&A expenses:                                    *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office & Administrative:                         *      *      *      *      *      *      *      *      *
  Office Supplies                                *      *      *      *      *      *      *      *      *
    Office supplies                              *      *      *      *      *      *      *      *      *
    Software/computer expense                    *      *      *      *      *      *      *      *      *
    Food service                                 *      *      *      *      *      *      *      *      *
    Bank charges                                 *      *      *      *      *      *      *      *      *
    Credit card fees                             *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
  Postage & freight                              *      *      *      *      *      *      *      *      *
  Employee & patient programs                    *      *      *      *      *      *      *      *      *
  Continuing education               (1)         *      *      *      *      *      *      *      *      *
  Dues and subscriptions                         *      *      *      *      *      *      *      *      *
  Telephone                                      *      *      *      *      *      *      *      *      *
  Utilities                                      *      *      *      *      *      *      *      *      *
  Printing                                       *      *      *      *      *      *      *      *      *
  Misc. office expense                           *      *      *      *      *      *      *      *      *
    Total Office & Admin. Expenses               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Marketing:                                       *      *      *      *      *      *      *      *      *
  Advertising                                    *      *      *      *      *      *      *      *      *
  Marketing-Other                                *      *      *      *      *      *      *      *      *
    Total Marketing                              *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Professional and Service Fees:                   *      *      *      *      *      *      *      *      *
  Legal                                          *      *      *      *      *      *      *      *      *
  Accounting                                     *      *      *      *      *      *      *      *      *
  Other prof. consulting                         *      *      *      *      *      *      *      *      *
  Collection fees                                *      *      *      *      *      *      *      *      *
  Answering service                              *      *      *      *      *      *      *      *      *
  Linens & uniforms                              *      *      *      *      *      *      *      *      *
  Other services                                 *      *      *      *      *      *      *      *      *
  Temporary services                             *      *      *      *      *      *      *      *      *
    Total Professional Fees                      *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Rental Expense:                                  *      *      *      *      *      *      *      *      *
  Building rent                                  *      *      *      *      *      *      *      *      *
  Other office rent & parking                    *      *      *      *      *      *      *      *      *
  Equipment leases                               *      *      *      *      *      *      *      *      *
  Optical equipment rent                         *      *      *      *      *      *      *      *      *
    Total Rent Expense                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Repairs & Maintenance:                           *      *      *      *      *      *      *      *      *
  Building maintenance                           *      *      *      *      *      *      *      *      *
  Repairs-equipment                              *      *      *      *      *      *      *      *      *
  Non-capitalized tools                          *      *      *      *      *      *      *      *      *
    Total Repairs & Maint.                       *      *      *      *      *      *      *      *      *


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
G&A expenses:                                    *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office & Administrative:                         *      *      *      *  *   *  *              *
  Office Supplies                                *      *      *      *  *   *  *              *
    Office supplies                              *      *      *      *  *   *  *              *
    Software/computer expense                    *      *      *      *  *   *  *              *
    Food service                                 *      *      *      *  *   *  *              *
    Bank charges                                 *      *      *      *  *   *  *              *
    Credit card fees                             *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
  Postage & freight                              *      *      *      *  *   *  *              *
  Employee & patient programs                    *      *      *      *  *   *  *              *
  Continuing education               (1)         *      *      *      *  *   *  *              *
  Dues and subscriptions                         *      *      *      *  *   *  *              *
  Telephone                                      *      *      *      *  *   *  *              *
  Utilities                                      *      *      *      *  *   *  *              *
  Printing                                       *      *      *      *  *   *  *              *
  Misc. office expense                           *      *      *      *  *   *  *              *
    Total Office & Admin. Expenses               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Marketing:                                       *      *      *      *  *   *  *              *
  Advertising                                    *      *      *      *  *   *  *              *
  Marketing-Other                                *      *      *      *  *   *  *              *
    Total Marketing                              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Professional and Service Fees:                   *      *      *      *  *   *  *              *
  Legal                                          *      *      *      *  *   *  *              *
  Accounting                                     *      *      *      *  *   *  *              *
  Other prof. consulting                         *      *      *      *  *   *  *              *
  Collection fees                                *      *      *      *  *   *  *              *
  Answering service                              *      *      *      *  *   *  *              *
  Linens & uniforms                              *      *      *      *  *   *  *              *
  Other services                                 *      *      *      *  *   *  *              *
  Temporary services                             *      *      *      *  *   *  *              *
    Total Professional Fees                      *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Rental Expense:                                  *      *      *      *  *   *  *              *
  Building rent                                  *      *      *      *  *   *  *              *
  Other office rent & parking                    *      *      *      *  *   *  *              *
  Equipment leases                               *      *      *      *  *   *  *              *
  Optical equipment rent                         *      *      *      *  *   *  *              *
    Total Rent Expense                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Repairs & Maintenance:                           *      *      *      *  *   *  *              *
  Building maintenance                           *      *      *      *  *   *  *              *
  Repairs-equipment                              *      *      *      *  *   *  *              *
  Non-capitalized tools                          *      *      *      *  *   *  *              *
    Total Repairs & Maint.                       *      *      *      *  *   *  *              *

* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Taxes and insurance:                             *      *      *      *      *      *      *      *      *
  MalPrincipal Services                          *      *      *      *      *      *      *      *      *
  Liability & casualty                           *      *      *      *      *      *      *      *      *
  Workers' compensation ins.                     *      *      *      *      *      *      *      *      *
  D&O                                            *      *      *      *      *      *      *      *      *
  Key Man Life                                   *      *      *      *      *      *      *      *      *
  Other insurance                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Sales & Use tax                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Other taxes                                    *      *      *      *      *      *      *      *      *
    Total Taxes & Ins.                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Other Expenses:                                  *      *      *      *      *      *      *      *      *
  Travel & entertainment          (1)            *      *      *      *      *      *      *      *      *
  Recruitment & relocation                       *      *      *      *      *      *      *      *      *
  Auto & Van                                     *      *      *      *      *      *      *      *      *
  Contracted patient transport.                  *      *      *      *      *      *      *      *      *
  Donations and gifts                            *      *      *      *      *      *      *      *      *
  Allocated IT/Computing costs                   *      *      *      *      *      *      *      *      *
  Other                                          *      *      *      *      *      *      *      *      *
    Total Other Expense                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total G&A expenses                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Depreciation & Amortization:                     *      *      *      *      *      *      *      *      *
  Building depreciation                          *      *      *      *      *      *      *      *      *
  Equipment depreciation                         *      *      *      *      *      *      *      *      *
  Goodwill amortization                          *      *      *      *      *      *      *      *      *
  Other intangible amortization                  *      *      *      *      *      *      *      *      *
  Amortization of deferred charges               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Depr. and Amortization                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Interest (income) and expense:                   *      *      *      *      *      *      *      *      *
  Depository Interest                            *      *      *      *      *      *      *      *      *
  Investment Income                              *      *      *      *      *      *      *      *      *
  Bank Line Interest Expense                     *      *      *      *      *      *      *      *      *
  Cap. Lease Interest Expense                    *      *      *      *      *      *      *      *      *
  Other Interest Expense                         *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Interest (income)/expense              *      *      *      *      *      *      *      *      *
Principal Services Budgeted Office Expense       *      *      *      *      *      *      *      *      *


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Taxes and insurance:                             *      *      *      *  *   *  *              *
  MalPrincipal Services                          *      *      *      *  *   *  *              *
  Liability & casualty                           *      *      *      *  *   *  *              *
  Workers' compensation ins.                     *      *      *      *  *   *  *              *
  D&O                                            *      *      *      *  *   *  *              *
  Key Man Life                                   *      *      *      *  *   *  *              *
  Other insurance                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Sales & Use tax                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Other taxes                                    *      *      *      *  *   *  *              *
    Total Taxes & Ins.                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Other Expenses:                                  *      *      *      *  *   *  *              *
  Travel & entertainment          (1)            *      *      *      *  *   *  *              *
  Recruitment & relocation                       *      *      *      *  *   *  *              *
  Auto & Van                                     *      *      *      *  *   *  *              *
  Contracted patient transport.                  *      *      *      *  *   *  *              *
  Donations and gifts                            *      *      *      *  *   *  *              *
  Allocated IT/Computing costs                   *      *      *      *  *   *  *              *
  Other                                          *      *      *      *  *   *  *              *
    Total Other Expense                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total G&A expenses                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Depreciation & Amortization:                     *      *      *      *  *   *  *              *
  Building depreciation                          *      *      *      *  *   *  *              *
  Equipment depreciation                         *      *      *      *  *   *  *              *
  Goodwill amortization                          *      *      *      *  *   *  *              *
  Other intangible amortization                  *      *      *      *  *   *  *              *
  Amortization of deferred charges               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Depr. and Amortization                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Interest (income) and expense:                   *      *      *      *  *   *  *              *
  Depository Interest                            *      *      *      *  *   *  *              *
  Investment Income                              *      *      *      *  *   *  *              *
  Bank Line Interest Expense                     *      *      *      *  *   *  *              *
  Cap. Lease Interest Expense                    *      *      *      *  *   *  *              *
  Other Interest Expense                         *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Interest (income)/expense              *      *      *      *  *   *  *              *
Principal Services Budgeted Office Expense       *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Principal Services                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Principal Services Budgeted                      *      *      *      *      *      *      *      *      *
  Practice Expense                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Principal Services Monthly Fee                   *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *

Description                                      Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Principal Services                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Principal Services Budgeted                      *      *      *      *  *   *  *              *
  Principal Expense                              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Principal Services Monthly Fee                   *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
________________________________________________________________________________
1999 MSA Budget


    Description                                 Jan     Feb        Mar     Apr        May     Jun
---------------------------------              -------------------------------------------------------
Non-Ophthalmic Business                          *       *          *       *          *       *
                                                 *       *          *       *          *       *
Revenue                                          *       *          *       *          *       *
-------                                          *       *          *       *          *       *

  Practice revenue                               *       *          *       *          *       *
  ASC facility revenue                           *       *          *       *          *       *
  Optical revenue                                *       *          *       *          *       *
  Optometric revenue                             *       *          *       *          *       *
  Alliance revenue                               *       *          *       *          *       *
  Research & Consulting                          *       *          *       *          *       *
  Other revenue                                  *       *          *       *          *       *
                                                 *       *          *       *          *       *
                                                 *       *          *       *          *       *

  Laboratory revenue                             *       *          *       *          *       *
                                                 *       *          *       *          *       *
    Non-Ophthalmic Business Budgeted Revenue     *       *          *       *          *       *
                                                 *       *          *       *          *       *
Expenses                                         *       *          *       *          *       *
--------                                         *       *          *       *          *       *

Salaries and Wages:                              *       *          *       *          *       *
  Center Staff Salaries:                         *       *          *       *          *       *
  ----------------------
   Administration                                *       *          *       *          *       *
   Technician/Nurses                             *       *          *       *          *       *
   PSR/Front Desk                                *       *          *       *          *       *
   Other salaries                                *       *          *       *          *       *
   Overtime pay                                  *       *          *       *          *       *
                                                 *       *          *       *          *       *
  Payroll Taxes & Benefits                       *       *          *       *          *       *
  ------------------------
  Vacation & leave pay                           *       *          *       *          *       *
  Bonuses                                        *       *          *       *          *       *
  Incentive compensation                         *       *          *       *          *       *
  FICA Tax                                       *       *          *       *          *       *
  SUI                                            *       *          *       *          *       *
  FUI                                            *       *          *       *          *       *
  Other payroll taxes                            *       *          *       *          *       *
  Labor allocation                               *       *          *       *          *       *
  401k Match                                     *       *          *       *          *       *
  Life & Disability ins.                         *       *          *       *          *       *
  Employee Health ins.                           *       *          *       *          *       *
                                                 *       *          *       *          *       *
         Benefits %                              *       *          *       *          *       *
   Total Salaries & Wages                        *       *          *       *          *       *
                                                 *       *          *       *          *       *

MD/OD Compensation                               *       *          *       *          *       *

                                                 *       *          *       *          *       *
                                                 *       *          *       *          *       *
Pharmaceuticals and supplies:                    *       *          *       *          *       *
  Medical Supplies                               *       *          *       *          *       *
  COS - Glasses                                  *       *          *       *          *       *
  COS - Contacts                                 *       *          *       *          *       *
  COS - adjustments                              *       *          *       *          *       *
  Laboratory fees                                *       *          *       *          *       *
  Discounts & allowances                         *       *          *       *          *       *
  Optical - Other                                *       *          *       *          *       *
   Total Pharmac. & Supplies                     *       *          *       *          *       *



    Description                                   Jul     Aug        Sep     Oct       Nov     Dec                  Total 1998    %
---------------------------------              -----------------------------------------------------             -------------------
Non-Ophthalmic Business                          *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Revenue                                          *       *          *       *          *       *     *  *   *  *             *
-------                                          *       *          *       *          *       *     *  *   *  *             *

  Practice revenue                               *       *          *       *          *       *     *  *   *  *             *
  ASC facility revenue                           *       *          *       *          *       *     *  *   *  *             *
  Optical revenue                                *       *          *       *          *       *     *  *   *  *             *
  Optometric revenue                             *       *          *       *          *       *     *  *   *  *             *
  Alliance revenue                               *       *          *       *          *       *     *  *   *  *             *
  Research & Consulting                          *       *          *       *          *       *     *  *   *  *             *
  Other revenue                                  *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *

  Laboratory revenue                             *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
    Non-Ophthalmic Business Budgeted Revenue     *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Expenses                                         *       *          *       *          *       *     *  *   *  *             *
--------                                         *       *          *       *          *       *     *  *   *  *             *

Salaries and Wages:                              *       *          *       *          *       *     *  *   *  *             *
  Center Staff Salaries:                         *       *          *       *          *       *     *  *   *  *             *
  ----------------------
   Administration                                *       *          *       *          *       *     *  *   *  *             *
   Technician/Nurses                             *       *          *       *          *       *     *  *   *  *             *
   PSR/Front Desk                                *       *          *       *          *       *     *  *   *  *             *
   Other salaries                                *       *          *       *          *       *     *  *   *  *             *
   Overtime pay                                  *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
  Payroll Taxes & Benefits                       *       *          *       *          *       *     *  *   *  *             *
  ------------------------
  Vacation & leave pay                           *       *          *       *          *       *     *  *   *  *             *
  Bonuses                                        *       *          *       *          *       *     *  *   *  *             *
  Incentive compensation                         *       *          *       *          *       *     *  *   *  *             *
  FICA Tax                                       *       *          *       *          *       *     *  *   *  *             *
  SUI                                            *       *          *       *          *       *     *  *   *  *             *
  FUI                                            *       *          *       *          *       *     *  *   *  *             *
  Other payroll taxes                            *       *          *       *          *       *     *  *   *  *             *
  Labor allocation                               *       *          *       *          *       *     *  *   *  *             *
  401k Match                                     *       *          *       *          *       *     *  *   *  *             *
  Life & Disability ins.                         *       *          *       *          *       *     *  *   *  *             *
  Employee Health ins.                           *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
         Benefits %                              *       *          *       *          *       *     *  *   *  *             *
   Total Salaries & Wages                        *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *

MD/OD Compensation                               *       *          *       *          *       *     *  *   *  *             *

                                                 *       *          *       *          *       *     *  *   *  *             *
                                                 *       *          *       *          *       *     *  *   *  *             *
Pharmaceuticals and supplies:                    *       *          *       *          *       *     *  *   *  *             *
  Medical Supplies                               *       *          *       *          *       *     *  *   *  *             *
  COS - Glasses                                  *       *          *       *          *       *     *  *   *  *             *
  COS - Contacts                                 *       *          *       *          *       *     *  *   *  *             *
  COS - adjustments                              *       *          *       *          *       *     *  *   *  *             *
  Laboratory fees                                *       *          *       *          *       *     *  *   *  *             *
  Discounts & allowances                         *       *          *       *          *       *     *  *   *  *             *
  Optical - Other                                *       *          *       *          *       *     *  *   *  *             *
   Total Pharmac. & Supplies                     *       *          *       *          *       *     *  *   *  *             *



* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *

G&A expenses:                                    *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office & Administrative:                         *      *      *      *      *      *      *      *      *
 Office Supplies                                 *      *      *      *      *      *      *      *      *
  Office supplies                                *      *      *      *      *      *      *      *      *
  Software/computer expense                      *      *      *      *      *      *      *      *      *
  Food service                                   *      *      *      *      *      *      *      *      *
  Bank charges                                   *      *      *      *      *      *      *      *      *
  Credit card fees                               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *

 Postage & freight                               *      *      *      *      *      *      *      *      *
 Employee & patient programs                     *      *      *      *      *      *      *      *      *
 Continuing education                            *      *      *      *      *      *      *      *      *
 Dues and subscriptions                          *      *      *      *      *      *      *      *      *
 Telephone                                       *      *      *      *      *      *      *      *      *
 Utilities                                       *      *      *      *      *      *      *      *      *
 Printing                                        *      *      *      *      *      *      *      *      *
 Misc. office expense                            *      *      *      *      *      *      *      *      *
  Total Office & Admin. Expenses                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Marketing:                                       *      *      *      *      *      *      *      *      *
 Advertising                                     *      *      *      *      *      *      *      *      *
 Marketing - Other                               *      *      *      *      *      *      *      *      *
  Total Marketing                                *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Professional and Service Fees:                   *      *      *      *      *      *      *      *      *
 Legal                                           *      *      *      *      *      *      *      *      *
 Accounting                                      *      *      *      *      *      *      *      *      *
 Other prof. consulting                          *      *      *      *      *      *      *      *      *
 Collection fees                                 *      *      *      *      *      *      *      *      *
 Answering service                               *      *      *      *      *      *      *      *      *
 Linens & uniforms                               *      *      *      *      *      *      *      *      *
 Other services                                  *      *      *      *      *      *      *      *      *
 Temporary services                              *      *      *      *      *      *      *      *      *
  Total Professional Fees                        *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Rental Expense:                                  *      *      *      *      *      *      *      *      *
 Building rent                                   *      *      *      *      *      *      *      *      *
 Other office rent & parking                     *      *      *      *      *      *      *      *      *
 Equipment leases                                *      *      *      *      *      *      *      *      *
 Optical equipment rent                          *      *      *      *      *      *      *      *      *
  Total Rent Expense                             *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Repairs & Maintenance:                           *      *      *      *      *      *      *      *      *
 Building maintenance                            *      *      *      *      *      *      *      *      *
 Repairs - equipment                             *      *      *      *      *      *      *      *      *
 Non-capitalized tools                           *      *      *      *      *      *      *      *      *
  Total Repairs & Maint.                         *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget

         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *

G&A expenses:                                    *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office & Administrative:                         *      *      *      *  *   *  *              *
 Office Supplies                                 *      *      *      *  *   *  *              *
  Office supplies                                *      *      *      *  *   *  *              *
  Software/computer expense                      *      *      *      *  *   *  *              *
  Food service                                   *      *      *      *  *   *  *              *
  Bank charges                                   *      *      *      *  *   *  *              *
  Credit card fees                               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *

 Postage & freight                               *      *      *      *  *   *  *              *
 Employee & patient programs                     *      *      *      *  *   *  *              *
 Continuing education                            *      *      *      *  *   *  *              *
 Dues and subscriptions                          *      *      *      *  *   *  *              *
 Telephone                                       *      *      *      *  *   *  *              *
 Utilities                                       *      *      *      *  *   *  *              *
 Printing                                        *      *      *      *  *   *  *              *
 Misc. office expense                            *      *      *      *  *   *  *              *
  Total Office & Admin. Expenses                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *

Marketing:                                       *      *      *      *  *   *  *              *
 Advertising                                     *      *      *      *  *   *  *              *
 Marketing - Other                               *      *      *      *  *   *  *              *
  Total Marketing                                *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Professional and Service Fees:                   *      *      *      *  *   *  *              *
 Legal                                           *      *      *      *  *   *  *              *
 Accounting                                      *      *      *      *  *   *  *              *
 Other prof. consulting                          *      *      *      *  *   *  *              *
 Collection fees                                 *      *      *      *  *   *  *              *
 Answering service                               *      *      *      *  *   *  *              *
 Linens & uniforms                               *      *      *      *  *   *  *              *
 Other services                                  *      *      *      *  *   *  *              *
 Temporary services                              *      *      *      *  *   *  *              *
  Total Professional Fees                        *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Rental Expense:                                  *      *      *      *  *   *  *              *
 Building rent                                   *      *      *      *  *   *  *              *
 Other office rent & parking                     *      *      *      *  *   *  *              *
 Equipment leases                                *      *      *      *  *   *  *              *
 Optical equipment rent                          *      *      *      *  *   *  *              *
  Total Rent Expense                             *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Repairs & Maintenance:                           *      *      *      *  *   *  *              *
 Building maintenance                            *      *      *      *  *   *  *              *
 Repairs - equipment                             *      *      *      *  *   *  *              *
 Non-capitalized tools                           *      *      *      *  *   *  *              *
   Total Repairs & Maint.                        *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Taxes and Insurance:                             *      *      *      *      *      *      *      *      *
  Malpractice                                    *      *      *      *      *      *      *      *      *
  Liability & casualty                           *      *      *      *      *      *      *      *      *
  Workers' compensation ins.                     *      *      *      *      *      *      *      *      *
  D&O                                            *      *      *      *      *      *      *      *      *
  Key Man Life                                   *      *      *      *      *      *      *      *      *
  Other insurance                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Sales & Use tax                                *      *      *      *      *      *      *      *      *
  Property tax                                   *      *      *      *      *      *      *      *      *
  Other taxes                                    *      *      *      *      *      *      *      *      *
    Total Taxes & Ins.                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Other Expenses:                                  *      *      *      *      *      *      *      *      *
  Travel & entertainment                         *      *      *      *      *      *      *      *      *
  Recruitment & relocation                       *      *      *      *      *      *      *      *      *
  Auto & Van                                     *      *      *      *      *      *      *      *      *
  Contracted patient transport.                  *      *      *      *      *      *      *      *      *
  Donations and gifts                            *      *      *      *      *      *      *      *      *
  Allocated IT/Computing costs                   *      *      *      *      *      *      *      *      *
  Other                                          *      *      *      *      *      *      *      *      *
    Total Other Expense                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total G&A expenses                           *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Depreciation & Amortization:                     *      *      *      *      *      *      *      *      *
  Building depreciation                          *      *      *      *      *      *      *      *      *
  Equipment depreciation                         *      *      *      *      *      *      *      *      *
  Goodwill amortization                          *      *      *      *      *      *      *      *      *
  Other intangible amortization                  *      *      *      *      *      *      *      *      *
  Amortization of deferred charges               *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Depr. and Amortization                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Interest (Income) and expense:                   *      *      *      *      *      *      *      *      *
  Depository Interest                            *      *      *      *      *      *      *      *      *
  Investment Income                              *      *      *      *      *      *      *      *      *
  Bank Line Interest Expense                     *      *      *      *      *      *      *      *      *
  Cap. Lease Interest Expense                    *      *      *      *      *      *      *      *      *
  Other Interest Expense                         *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
    Total Interest (Income)/expense              *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Budgeted                 *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Office Expense                                   *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Taxes and Insurance:                             *      *      *      *  *   *  *              *
  Malpractice                                    *      *      *      *  *   *  *              *
  Liability & casualty                           *      *      *      *  *   *  *              *
  Workers' compensation ins.                     *      *      *      *  *   *  *              *
  D&O                                            *      *      *      *  *   *  *              *
  Key Man Life                                   *      *      *      *  *   *  *              *
  Other insurance                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Sales & Use tax                                *      *      *      *  *   *  *              *
  Property tax                                   *      *      *      *  *   *  *              *
  Other taxes                                    *      *      *      *  *   *  *              *
    Total Taxes & Ins.                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Other Expenses:                                  *      *      *      *  *   *  *              *
  Travel & entertainment                         *      *      *      *  *   *  *              *
  Recruitment & relocation                       *      *      *      *  *   *  *              *
  Auto & Van                                     *      *      *      *  *   *  *              *
  Contracted patient transport.                  *      *      *      *  *   *  *              *
  Donations and gifts                            *      *      *      *  *   *  *              *
  Allocated IT/Computing costs                   *      *      *      *  *   *  *              *
  Other                                          *      *      *      *  *   *  *              *
    Total Other Expense                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total G&A expenses                           *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Depreciation & Amortization:                     *      *      *      *  *   *  *              *
  Building depreciation                          *      *      *      *  *   *  *              *
  Equipment depreciation                         *      *      *      *  *   *  *              *
  Goodwill amortization                          *      *      *      *  *   *  *              *
  Other intangible amortization                  *      *      *      *  *   *  *              *
  Amortization of deferred charges               *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Depr. and Amortization                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Interest (Income) and expense:                   *      *      *      *  *   *  *              *
  Depository Interest                            *      *      *      *  *   *  *              *
  Investment Income                              *      *      *      *  *   *  *              *
  Bank Line Interest Expense                     *      *      *      *  *   *  *              *
  Cap. Lease Interest Expense                    *      *      *      *  *   *  *              *
  Other Interest Expense                         *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
    Total Interest (Income)/expense              *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Budgeted                 *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Office Expense                                   *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Jan    Feb    Mar    Apr    May    Jun    Jul    Aug    Sep
----------------------------------               -----------------------------------------------------------
Non-Ophthalmic Business                          *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Budgeted                 *      *      *      *      *      *      *      *      *
 Practice Expense                                *      *      *      *      *      *      *      *      *
                                                 *      *      *      *      *      *      *      *      *
Non-Ophthalmic Business Monthly Fee              *      *      *      *      *      *      *      *      *

Hunkeler Eye Centers, P.C.
------------------------------------------------------------------------------------------------------------
1999 MSA Budget


         Description                             Oct    Nov    Dec                   Total 1998    %
----------------------------------               -----------------                 -------------------
Non-Ophthalmic Business                          *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Budgeted                 *      *      *      *  *   *  *              *
 Practice Expense                                *      *      *      *  *   *  *              *
                                                 *      *      *      *  *   *  *              *
Non-Ophthalmic Business Monthly Fee              *      *      *      *  *   *  *              *


* Confidential portions omitted and filed separately with the commission.

                                EXHIBIT 1.34(g)
                                   EQUIPMENT


 .  Personal Property Leases (as defined in the Original Transaction Agreements).

                                 EXHIBIT 1.48
                        PREEXISTING OBLIGATION PAYMENTS


 . Any liabilities and obligations relating to severance and deferred compensation obligations set forth in any employment agreement with any Optometrist or Physician-Employee.

 .  any Excluded Liabilities (as defined in the Original Transaction Agreements).

                                  EXHIBIT 3.1

                            MEMBERS OF POLICY BOARD

                       Regional Practice Representatives
                       ---------------------------------

                              John Hunkeler, M.D.
                            Stephen B. Wiles, M.D.

                       Business Manager Representatives
                       --------------------------------

                              E. Michele Vickery
                               Daniel O. Wagster

                                  EXHIBIT 4.8

                               POWER OF ATTORNEY


                                 See Attached

                                  EXHIBIT 5.1

                  FORM OF EMPLOYMENT AGREEMENT (SHAREHOLDERS)


                                 See Attached

                                 EXHIBIT 5.1A

                        LIST OF PHYSICIAN-SHAREHOLDERS

     The following are the Physician-Shareholders as of the Effective Date of this Management Services Agreement:

     Timothy B. Cavanaugh, M.D.
     Clifton D. Cokingtin, M.D.
     Daniel S. Durrie, M.D.
     William A. Godfrey, M.D.
     John D. Hunkeler, M.D.
     Jemshed A. Khan, M.D.
     Scott J. McKnight, M.D.
     Andrew L. Moyes, M.D.
     Robert A. Rymer, M.D.
     Steven M. Silverstein, M.D.
     Michael C. Stiles, M.D.
     Robert K. Weir, M.D.
     Stephen B. Wiles, M.D.

                                 EXHIBIT 5.1B

                          FORM OF BUY-SELL AGREEMENT

The Buy-Sell Agreement referenced in Section 5.1(b) will address the following concepts to the satisfaction of Business Manager and its counsel:

               Applicable state statutes generally require that the shares of a professional corporation held by a physician-shareholder be transferred to a person qualified to render professional medical services if (i) such shareholder dies, (ii) such shareholder becomes a disqualified person, or (iii) the shares of a professional corporation are transferred by operation of law or court decree to a disqualified person. Illinois law requires that the articles of incorporation, by-laws or a separate agreement provide for the purchase or redemption of the shares of any shareholder upon death or disqualification. Accordingly, the Buy-Sell Agreement must contain a provision providing for (i) redemption, (ii) cross-purchase, or (iii) a combination thereof, in the case of a shareholder's death or disqualification. In addition, the transfer of shares to disqualified persons must be specifically prohibited.

               A provision must also be included which governs succession in the case of death or disqualification of the last remaining shareholder of the professional corporation. Business Manager and Practice will work together to structure an arrangement mutually acceptable to both parties.

     Specifically, the Buy-Sell Agreement will incorporate the provisions set forth in the form of agreement attached hereto as Schedule 1.

                                  SCHEDULE 1
                                      TO
                                 EXHIBIT 5.1B


Definitions.
-----------

     "Act" means the [applicable state Medical Corporation Act or Professional Corporation Act].

     "NovaMed" means NovaMed EyeCare Management, LLC, a Delaware limited liability company.

     "NovaMed Agreement" means that certain ___________ Agreement dated as of _________ __, 199_, by and among the Corporation, the Members and NovaMed.

     ["Partnership" means the limited partnership formed pursuant to that certain Limited Partnership Agreement by and between __________ and __________, dated ______________.] [If applicable]

     "Selling Member" means a Member affected by a Triggering Event other than a Final Triggering Event.

     "Shares" means the shares of common stock of the Corporation, and any shares of any other class of stock, presently authorized and issued or which the Corporation may hereafter authorize and issue, including subscription and other purchase rights relative to any such shares of stock and all securities and obligations convertible into such shares of stock, in each case whether now or hereafter issued.

     "Transfer" means any sale, gift, bequest, distribution, disposition, assignment, pledge or any other voluntary or involuntary transfer, disposition or encumbrance, including any disposition by operation of law.

     "Triggering Event" means any of the following events:

               (a) the death of a Member;

               (b) the disability of a Member (which is defined as a Member's inability to engage in the practice of medicine for ninety (90) days within any period of one hundred eighty (180) consecutive days);

               (c) the disqualification of a Member from the practice of medicine;

               (d) the termination of a Member's employment or active involvement with the Corporation for any reason; or

               (e) the voluntary or involuntary transfer, transfer by operation of law (including without limitation a transfer in connection with a divorce or bankruptcy), or any other transfer or attempted transfer of Shares or any right or interest therein in violation of this Agreement.


     Restriction on Transfer.
     -----------------------

     Each Member agrees not to make any Transfer of Shares that he or she now owns or may hereafter own, outright or beneficially, except in accordance with and as expressly permitted in this Agreement. Except as expressly permitted in this Agreement, no Transfer of Shares may be made by any Member without the prior written consent of the remaining Members, and no such Transfer shall be effective unless and until the Transferee agrees in writing to be subject to and bound by all of the terms, conditions and restrictions of this Agreement and the NovaMed Agreement by signing a counterpart hereof and thereof. Any Transfer of Shares not in strict compliance with this Agreement shall be null and void ab
                                                                           --
initio.
------

     Additional Members.
     ------------------

     The parties hereto acknowledge and agree that from time to time other physicians may acquire Shares in the Corporation. Notwithstanding the foregoing, the Corporation shall not issue any Shares to another person unless such person agrees in writing to be subject to and bound by all of the terms, conditions and restrictions of this Agreement and the NovaMed Agreement by signing a counterpart hereof and thereof.

     Licensing Requirement.
     ---------------------

     Under no circumstances shall any Transfer or issuance of Shares of the Corporation to an additional member be valid unless the proposed new or additional member is a licensed physician in good standing under the laws of the State of Missouri, except as otherwise permitted under the Act.

     Final Triggering Event.
     ----------------------

     (a)  Application.  Upon the occurrence of a Triggering Event affecting all
          -----------
Members simultaneously or affecting the last remaining Member(s) (each, a "Final Triggering Event"), the following provisions shall apply and shall supersede any other provision contained in this Agreement relating to cross-purchases or redemptions of a Selling Member's Shares.

     (b)  Repurchase of Shares.  Promptly upon the occurrence of a Final
          --------------------
Triggering Event, but in any event not later than within three (3) days, the Member(s) to whom such Final Triggering Event relates and any Selling Member with respect to whom this Section __ supersedes the application of any other provision of this Agreement pursuant to subsection (a) above, and/or such Members' estates, transferees or other representatives (all such Members or such Members' estates, transferees or other representatives, as the case may be, hereinafter referred to as "Terminating Members") shall notify NovaMed's Medical Director of the occurrence of such Final Triggering Event, and NovaMed's Medical Director shall have the right to purchase Shares in accordance with subsection (c) below or to designate a New Member of accordance with the provisions of the NovaMed Agreement. Upon such designation, the Terminating Members shall (i) sell to the Corporation, and the Corporation shall purchase from each such Terminating Member, ninety-nine percent (99%) of all Shares then held by each such Terminating Member, and (ii) sell to NovaMed's Medical Director or the New Member (as defined in the NovaMed Agreement), as the case may be, and NovaMed's Medical Director or such New Member, as the case may be, shall purchase from each such Terminating Member, the remainder of the Shares then held by each such Terminating Member, in accordance with the provisions of this Section __.

     (c)  Purchase Price.  The purchase price to be paid for each Terminating
          --------------
Member's Shares (the "Purchase Price") shall be as follows:

               (i) The Purchase Price for the Shares to be purchased by the Corporation shall consist of each Terminating Member's pro rata share of the [Partnership] interests held by the Corporation.

               (ii) The Purchase Price for the Shares to be purchased by NovaMed's Medical Director or the New Member, as the case may be, shall be an amount equal to ______________________________________.

     (d)  Closing.  The closing of any purchase and sale pursuant to this
          -------
Section __ (the "Closing") shall take place within [thirty (30)] days after the Final Triggering Event at the principal office of the Corporation or at such other place as the parties to such purchase and sale may mutually agree. At the Closing, each Terminating Member shall deliver certificates for the Shares to be purchased, duly endorsed in blank, and such Shares shall be conveyed (i) to the Corporation effective as of the close of business of the day of the Final Triggering Event, and (ii) to NovaMed's Medical Director or the New Member, as the case may be, effective as of the opening of business on the day after the Final Triggering Event, in each case free and clear of all claims, liens, encumbrances and other rights of third parties, and the Corporation and NovaMed's Medical Director or the New Member, as the case may be, shall deliver the Purchase Price in the form of instruments of transfer, in form and substance satisfactory to the Terminating Members, assigning and transferring to the Terminating Members, effective as of the date of the Final Triggering Event, each Terminating Member's share of the [Partnership] interests and all of the Corporation's right, title and interest therein, free and clear of all claims, liens, encumbrances and other rights of third parties, or in immediately available funds, as applicable.

     (e)  Taxable Year.  The Corporation's taxable year shall be closed as of
          ------------
the close of business of the day of the Final Triggering Event.

     (f)  Violation of Law.       In the event that the consummation of the
          ----------------
purchase and sale of Shares as contemplated under this Section __ violates applicable law, the Terminating Members and NovaMed's Medical Director shall in good faith negotiate and consummate an alternative transaction structure, including without limitation, the purchase of the Corporation's assets and assumption of the Corporation's liabilities by NovaMed's Medical Director or his designee, which will allow (i) the continuation of the Corporation's business by the Corporation or a successor entity, (ii) the continued performance by the Corporation or a successor entity and NovaMed of their respective obligations under that certain Management Services Agreement by and between NovaMed and the Corporation, dated as of _______ __, 199_, and (iii) the transfer of the [Partnership] interests held by the Corporation to the Terminating Members.

     (g)  NovaMed's Failure to Designate New Member.  In the event that
          -----------------------------------------
NovaMed's Medical Director fails to elect to purchase Shares or to designate a New Member as required pursuant to the NovaMed Agreement, the provisions of this Section __ shall not be binding on the Corporation or the Terminating Members.

     Legend on Certificates.
     ----------------------

     The certificates representing all Shares now or hereafter owned by the Members shall be subject to the terms of this Agreement, and shall bear the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MEMBERS' AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION. THE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN STRICT ACCORDANCE WITH THE TERMS OF THE MEMBERS' AGREEMENT. BY ACCEPTING THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE, THE HOLDER AGREES TO BE BOUND BY THE MEMBERS' AGREEMENT.

     Termination.
     -----------

     This Agreement and all restrictions on the transfer of Shares created hereby shall terminate upon the bankruptcy or receivership of the Corporation or the execution by all parties hereto of a written instrument terminating this Agreement. Termination of this Agreement for any reason shall not affect any right or remedy existing hereunder prior to the effective date of termination.

     Binding Effect.  This Agreement is binding upon, and shall inure to the
     --------------
benefit of, the Corporation, its successors, and assigns and to the Members and their respective heirs, personal representatives, successors, and assigns.

                                EXHIBIT 5.2A-1
                FORM OF EMPLOYMENT AGREEMENT (NON-SHAREHOLDERS)



                                 See Attached

                                EXHIBIT 5.2A-2
                         FORM OF EMPLOYMENT AGREEMENT
                             EMPLOYED OPTOMETRISTS

                                 EXHIBIT 5.2B
                   FORM OF INDEPENDENT CONTRACTOR AGREEMENT



                                 See Attached